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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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AECOM
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AECOM
1999 AVENUE OF THE STARS, SUITE 2600
LOS ANGELES, CALIFORNIA 90067

Dear AECOM Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the "2018 Annual Meeting") of AECOM, which will be held on Wednesday, February 28, 2018, at 8:00 a.m. local time in the Conference Center located at 1999 Avenue of the Stars, Los Angeles, California 90067.

Details of the business to be conducted at the 2018 Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement.

Whether or not you plan to attend the 2018 Annual Meeting in person, it is important that your shares be represented. The attached Proxy Statement contains details about how you may vote your shares.

Sincerely,

Michael S. Burke
Chairman of the Board and Chief Executive Officer

AECOM
1999 AVENUE OF THE STARS, SUITE 2600
LOS ANGELES, CALIFORNIA 90067

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2018

The 2018 Annual Meeting of Stockholders (the "2018 Annual Meeting") of AECOM (the "Company," "our" or "we") will be held on Wednesday, February 28, 2018, at 8:00 a.m. local time in the Conference Center located at 1999 Avenue of the Stars, Los Angeles, California 90067. At the 2018 Annual Meeting, you will be asked to:

  1.
  Elect each of the 9 directors named in the Proxy Statement accompanying this notice to the Company's Board of Directors to serve until the Company's 2019 Annual Meeting of Stockholders.

  The Board of Directors recommends that you vote FOR each of the director nominees.

  2.
  Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2018.

  The Board of Directors recommends that you vote FOR the ratification of the selection of Ernst & Young LLP.

  3.
  Vote to approve the Company's executive compensation, on an advisory basis.

  The Board of Directors recommends that you vote FOR the Company's executive compensation on an advisory basis.

  4.
  To consider and act upon a stockholder proposal regarding special stockholder meetings if properly presented at the Annual Meeting.

  The Board of Directors recommends that you vote AGAINST the stockholder proposal.

We will also attend to any other business properly presented at the 2018 Annual Meeting and any adjournment or postponement thereof. The foregoing items of business are more fully described in the Proxy Statement that is attached to, and a part of, this notice.

Only common stockholders of record at the close of business on January 3, 2018, can vote at the 2018 Annual Meeting or any adjournment or postponement thereof.

By order of the Board of Directors,

Christina Ching
Corporate Secretary

Los Angeles, California
January 18, 2018

Your Vote is Important

Whether or not you plan to attend the 2018 Annual Meeting in person, we request that you vote (a) by Internet, (b) by telephone or (c) by requesting a printed copy of the proxy materials and using the proxy card or voting instruction card enclosed therein as promptly as possible in order to ensure your representation at the 2018 Annual Meeting.

You may revoke your proxy at any time before it is exercised by giving our Corporate Secretary written notice of revocation, submitting a later-dated proxy by Internet, telephone or mail or by attending the 2018 Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the 2018 Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Proxy Statement Summary

Meeting Information

Record Date:	January 3, 2018
Meeting Date:	February 28, 2018, 8:00 A.M. (Pacific Time)
Location:	Conference Center, 1999 Avenue of the Starts, Los Angeles, CA 90067

This summary highlights information contained elsewhere in our Proxy Statement and does not contain all of the information that you should consider. We encourage you to read the entire Proxy Statement carefully before voting. We made this Proxy Statement first available to stockholders on January 18, 2018.

Stockholder Voting Matters

Proposal	Board's Voting Recommendation	Page Reference

Elect directors to serve until our 2019 Annual Meeting of Stockholders.	FOR EACH	8

Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for Fiscal Year 2018.	FOR	12

Advisory vote to approve our executive compensation.	FOR	13

Stockholder proposal regarding a special stockholder meeting.	AGAINST	15

How to Vote

Vote Online You can vote your shares online by following the instructions on your proxy card (www.envisionreports.com/ACM).	Vote by Phone You can vote your shares by phone by following the instructions on your proxy card (1-800-652-8683) — or scan the QR code:	Vote by Mail You can vote your shares by mail by requesting a printed copy of the proxy materials and signing, dating and mailing the enclosed proxy card to:
AECOM 1999 Avenue of the Stars, Suite 2600 Los Angeles, CA 90067 Attn: Corporate Secretary

Our Board of Directors

Name	Age	Director Since	Primary (or Former) Occupation	Independent	Committee Memberships

Michael S. Burke†	54	2014	Chairman of the Board and Chief Executive Officer, AECOM	No	None

James H. Fordyce‡	58	2006	Co-Founder and Co-Chief Executive Officer, Stone Canyon Industries LLC	Yes	CO*, SRS

Senator William H. Frist	65	2014	Partner, Cressey & Company	Yes	A, NG

Linda Griego	70	2005	President and Chief Executive Officer, Griego Enterprises Inc.	Yes	CO, NG*

David W. Joos	64	2012	Former Chairman, CMS Energy; Chairman, Consumers Energy Corporation	Yes	A, NG

Dr. Robert J. Routs	71	2010	Executive Director (Retired), U.S. Downstream Operations, Royal Dutch Shell plc	Yes	CO, SRS*

Clarence T. Schmitz	69	2014	Co-Founder and Former Chief Executive Officer, Outsource Partners International Inc.	Yes	A*, CO

Douglas W. Stotlar	57	2014	Former President and Chief Executive Officer, Con-way Inc.	Yes	A, SRS

Daniel R. Tishman	62	2010	Vice Chairman, AECOM	No	SRS

General Janet C. Wolfenbarger	59	2015	General (Retired), United States Air Force	Yes	NG, SRS

A = Audit Committee	SRS = Strategy, Risk & Safety Committee	‡ = Lead Independent Director
CO = Compensation/Organization Committee	* = Committee Chair
NG = Nominating and Governance Committee	† = Chairman of the Board

Board Age and Tenure

Board Skills and Experience

Listed below are the skills and experience that we consider important for serving on our Board. Board members should possess a combination of the skills, professional experience and diversity of backgrounds necessary to oversee AECOM's business.

SENIOR LEADERSHIP EXPERIENCE

Directors who have served in senior leadership positions are important to us, as they have the experience and perspective to analyze, shape, and oversee the execution of important operational and policy issues.
INDUSTRY EXPERTISE

Directors with industry experience are a key asset to our team as their industry experience and knowledge provides valuable oversight and direction in managing, growing and improving our business.

PUBLIC / PRIVATE COMPANY BOARD EXPERIENCE

Directors with Board experience understand the dynamics and operation of a corporate Board, the relationship of a Board to the CEO and other management personnel, and how to oversee an ever-changing mix of strategic, operational and compliance-related matters.

GOVERNMENT / REGULATORY EXPERTISE

Directors who have served in government positions provide experience and insights that help us work constructively with governments around the world and address significant public policy issues.

FINANCIAL EXPERTISE

Knowledge of financial markets, financing and funding operations, and financial and accounting reporting processes is also important. This experience assists our Directors in understanding, advising on, and overseeing our capital structure, finance and investing activities, and our financial reporting and internal controls.

INTERNATIONAL EXPERTISE

Directors with international experience provide valuable business and cultural perspectives regarding many important aspects of AECOM's business given AECOM's vast global reach.

Significant Recent Corporate Governance Actions

As a result of constructive stockholder dialogue, we recently implemented several significant corporate governance actions including amending and restating our Bylaws to adopt proxy access, provide stockholders with a right to call a special meeting and to remove supermajority provisions to approve business combinations. These favorable stockholder measures balance the expansion of new stockholder rights while also safeguarding the long-term interests of AECOM and its stockholders.

Corporate Governance Actions — Fiscal Year 2017

Adopted Right to Call a Special Meeting of Stockholders	✔ Stockholders owning 25% or more of our shares may request a special meeting of stockholders

Adopted Proxy Access for Director Nominations

✔

Stock ownership threshold of 3%

✔

Holding period of 3 years

✔

May submit nominees consisting of up to 20% of our Board or two directors

✔

Up to 20 stockholders may group together to reach 3% stock ownership threshold

Removed Supermajority Provision to Approve Business Combinations	✔ Supermajority Provision to Approve Business Combinations was Eliminated

Corporate Governance Information

Size of Board	10

Number of Independent Directors	8

Audit, Compensation/Organization and Nominating and Governance Committees Consist Entirely of Independent Directors	Yes

Annual Election of All Directors	Yes

Annual Advisory Say-on-Pay Vote	Yes

All Directors Attended at Least 75% of Meetings Held	Yes

Independent Directors Meet Regularly in Executive Session	Yes

Annual Board and Committee Self Evaluations	Yes

Code of Business Conduct and Ethics	Yes

Corporate Governance Guidelines	Yes

Stock Ownership Guidelines for Directors and Executive Officers	Yes

Stockholder Rights Plan (Poison Pill)	No

Proxy Access	Yes

Stockholder Right to Call a Special Meeting	Yes

Supermajority Provision to Approve Business Combinations	No

Significant Recent Executive Compensation Actions

As further described on pages 27 to 37, AECOM actively seeks stockholder input to help inform the Company's periodic evaluation of its compensation plans with a focus on strengthening the link between pay and performance and incentivizing stockholder value creation.

Plan Design Changes — Fiscal Year 2017

Annual Cash Bonus (Short Term Incentive)	✔ Updated metrics to be adjusted net income and operating cash flow at the enterprise level.

Long-Term Incentive Equity Awards	✔ Added a relative Total Shareholder Return metric. ✔ Added third annual performance period. ✔ Measuring three years of performance.

Plan Design Changes — Fiscal Year 2018

Annual Cash Bonus (Short Term Incentive)	✔ Added "per share" to adjusted net income and operating cash flow financial metrics.

Executive Compensation Practices

AECOM Employs the Following Executive Compensation Practices

Pay-for-Performance — We condition a majority of the compensation for Named Executive Officers (NEOs) on the achievement of earnings, cash flow and relative TSR objectives to ensure alignment with our stockholders' interests.

Stockholder Engagement — We engage with stockholders throughout the year about our compensation program.

Stock Ownership Guidelines — We have stock ownership guidelines that require Section 16 officers to maintain a significant equity stake in the Company. The CEO ownership guideline is six times base salary and the guideline for other NEOs is three times base salary.

Independent Consultant — We utilize the services of an independent compensation consultant who does not provide any other services to the Company.

Tally Sheets — We use tally sheets in assessing executive total compensation.

Clawback Policy — We maintain a clawback policy that allows us to recoup a portion of the incentive-based compensation awards paid to current and former Section 16 officers during the three fiscal years before an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws.

Risk Assessment — Our compensation consultant performs an independent risk assessment of compensation programs.

Say-on-Pay Vote — We have a policy to hold an advisory vote to approve the Company's executive compensation on an annual basis.

Competitive Analysis — We annually seek to understand labor market trends pertaining to amount and form of executive pay delivery through comprehensive competitive analyses.

AECOM Does Not Employ the Following

Stock Option Repricing — Our stock plan prohibits re-pricing underwater stock options or stock appreciation rights without stockholder approval.

Single Trigger Equity Acceleration — We do not maintain plans or agreements that provide for automatic single-trigger equity acceleration or severance payments in connection with a change in control (rather any payment of benefit requires a qualifying termination of employment following a change in control known as "double trigger").

Tax Gross-Ups — We do not provide tax gross-ups on change in control severance benefits to NEOs.

Hedging and Pledging — We prohibit hedging transactions involving Company securities and do not allow trading in puts, calls, options or other similar transactions involving Company securities. In addition, we prohibit the pledging of Company securities except in certain limited circumstances subject to Company approval and demonstration of the ability to repay the applicable loan without selling such securities.

AECOM
1999 AVENUE OF THE STARS, SUITE 2600
LOS ANGELES, CALIFORNIA 90067

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
FEBRUARY 28, 2018

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies, on behalf of the Board of Directors of AECOM, a Delaware corporation ("we," "our," the "Company" or "AECOM"), for use at our 2018 Annual Meeting of Stockholders ("2018 Annual Meeting") to be held on February, 28, 2018, at 8:00 a.m. local time, or at any adjournment or postponement thereof. At the 2018 Annual Meeting, you will be asked to consider and vote on the matters described in this Proxy Statement and in the accompanying notice. The 2018 Annual Meeting will be held in the Conference Center located at 1999 Avenue of the Stars, Los Angeles, California 90067. Only common stockholders of record at the close of business on January 3, 2018, which is the record date for the 2018 Annual Meeting, are permitted to vote at the 2018 Annual Meeting and any adjournment or postponement thereof.

The Company's Board of Directors (the "Board of Directors" or "Board") is soliciting your vote to:

  1.
  Elect each of the 9 directors named in this Proxy Statement to the Company's Board of Directors to serve until the Company's 2019 Annual Meeting of Stockholders.

  2.
  Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2018.

  3.
  Approve the Company's executive compensation, on an advisory basis.

  4.
  Vote against a stockholder proposal regarding a special stockholder meeting threshold.

We utilize the U.S. Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process expedites stockholders' receipt of proxy materials while also lowering the costs and reducing the environmental impact of our annual meeting. On January 18, 2018, we began mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to all stockholders of record as of January 3, 2018, and posted our proxy materials on the website referenced in the Notice. As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

The Notice of Internet Availability of Proxy Materials, Proxy Statement and our Annual Report on Form 10-K are available at investors.aecom.com.

INFORMATION REGARDING VOTING AT THE
2018 ANNUAL MEETING

Proxies

You may vote your shares in person at the 2018 Annual Meeting or by proxy if you are a record holder. There are three ways to vote by proxy: (1) on the Internet or by following the instructions on the Notice or proxy card, (2) by telephone by calling 1-800-652-8683 and following the instructions on the Notice or proxy card or (3) by requesting a printed copy of the proxy materials and signing, dating and mailing the enclosed proxy card to our Corporate Secretary at the address below. If your shares are held in the name of a bank, broker or another holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet and telephone voting will also be offered to stockholders owning shares through certain banks and brokers.

You may revoke your proxy at any time before it is exercised at the 2018 Annual Meeting by (1) giving our Corporate Secretary written notice of revocation, (2) delivering to us a signed proxy card with a later date, (3) granting a subsequent proxy through the Internet or telephone or (4) by attending the 2018 Annual Meeting and voting in person. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to AECOM, 1999 Avenue of the Stars, Suite 2600, Los Angeles, California 90067, Attention: Corporate Secretary.

All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxy. Other than with respect to certain trustees who hold our shares in trust, if you submit proxy voting instructions but do not direct how to vote on each item, the persons named as proxies will vote in favor of each of the proposals. Our Board is unaware of any matters other than those described in this Proxy Statement that may be presented for action at our 2018 Annual Meeting. If other matters do properly come before our 2018 Annual Meeting, however, it is intended that shares represented by proxies will be voted in the discretion of the proxy holders.

If you are a beneficial owner and hold your shares in the name of a bank, broker or another holder of record and do not return the voting instruction card, the broker or another nominee may vote your shares on each matter at the 2018 Annual Meeting for which he or she has the requisite discretionary authority. Under applicable rules, brokers have the discretion to vote on routine matters, which include the ratification of the selection of the independent registered public accounting firm. Brokers will not have the discretion to vote on any of the other proposals presented at the 2018 Annual Meeting.

To gain admission to our 2018 Annual Meeting in person you will need to bring documentation proving that you are the owner of our common stock as of our record date, January 3, 2018, and a valid photo ID. No cameras, recording equipment, telephones or other electronic devices with recording capabilities will be allowed during the 2018 Annual Meeting.

Solicitation of Proxies

We will pay the entire cost of soliciting proxies. In addition to soliciting proxies by mail and by the Internet, we will request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of our common stock and to secure their voting instructions, if necessary. We will reimburse record holders for their reasonable expenses in performing these tasks. In addition, we have retained Georgeson Inc. to act as a proxy solicitor in conjunction with the 2018 Annual Meeting. We have agreed to pay Georgeson Inc. a fee of $15,000 plus reasonable expenses, costs and disbursements for proxy solicitation services. If necessary, we may use our regular employees, who will not be specially compensated, to solicit proxies from stockholders, whether personally or by telephone, letter or other means.

Record Date and Voting Rights

Our Board has fixed January 3, 2018, as the record date for determining the stockholders who are entitled to notice of, and to vote at, our 2018 Annual Meeting. Only common stockholders of record at the close of business on the record date will receive notice of, and be able to vote at, our 2018 Annual Meeting. As of the record date, there were 158,994,772 shares of our common stock outstanding held by 2,455 record holders. A majority of the stock issued and outstanding and entitled to vote must be present at our 2018 Annual Meeting, either in person or by proxy, in order for there to be a quorum at the meeting. Each share of our outstanding common stock entitles its holder to one vote. Shares of our common stock with respect to which the holders are present in person at our 2018 Annual Meeting but not voting, and shares for which we have received proxies but with respect to which holders of the shares have abstained, will be counted as present at our 2018 Annual Meeting for the purpose of determining whether or not a quorum exists. "Broker non-votes" will also be counted as present for the purpose of determining whether a quorum exists. Broker non-votes are shares of common stock held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner.

Our Board urges you to vote promptly by either (1) electronically submitting a proxy or voting instruction card over the Internet, (2) by telephone or (3) by delivering to us or to your broker, as applicable, a signed and dated proxy card.

Votes will be tabulated by the inspector of election appointed for the 2018 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Year-End Reporting Convention

We report our results of operations based on 52- or 53-week periods ending on the Friday nearest September 30. For clarity of presentation, all periods are presented as if the fiscal year ended on September 30.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board is currently composed of 10 members, 9 of whom are standing for re-election at the 2018 Annual Meeting for a one-year term. Mr. Joos is not standing for re-election at the 2018 Annual Meeting and we thank Mr. Joos for his past service on the Board. Directors elected at the 2018 Annual Meeting will serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified. If a quorum is present at our 2018 Annual Meeting, the 9 nominees receiving the greatest number of votes will be elected.

Shares represented by proxies will be voted, if authority to do so is not withheld, for the election of each of the 9 nominees named in this Proxy Statement. Each of the nominees has consented to serve as a director if elected, and management has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. In the event that any nominee is unavailable for re-election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as our Board may propose.

Director Qualifications

The Board believes that, as a whole, board members should possess a combination of the skills, professional experience and diversity of backgrounds necessary to oversee the Company's business. The Nominating and Governance Committee is responsible for developing and recommending Board membership criteria to the full Board for approval. The criteria, which are set forth in the Company's Corporate Governance Guidelines, include the highest professional and personal ethics and values, commitment to enhancing stockholder value with sufficient time to effectively carry out his or her duties and business acumen. In considering director candidates, the Nominating and Governance Committee looks for business experience and skills, judgment, integrity, an understanding of such areas as finance, marketing, regulation and public policy and the absence of potential conflicts with the Company's interests. In particular, the Nominating and Governance Committee seeks candidates that have skills/experience in the following areas, each of which it is views as particularly important: senior leadership experience, industry experience, public/private company board experience, financial expertise, government/regulatory expertise and international expertise. The Nominating and Governance Committee believes that it is essential that Board members represent diverse viewpoints and backgrounds.

The Nominating and Governance Committee periodically reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company's stockholders. In conducting this assessment, the Nominating and Governance Committee considers diversity, skills and such other factors as it deems appropriate to maintain a balance of knowledge, experience and capabilities. This periodic assessment enables the Board to update the skills and experience it seeks in the Board, as a whole and in individual directors, as the Company's needs evolve over time and to assess the effectiveness of efforts at pursuing diversity. From time to time, while identifying director candidates, the Nominating and Governance Committee may establish specific skills and experience that it believes the Company should seek in order to constitute a balanced and effective Board.

The following section sets forth certain background information on the 9 nominees for election as directors, each of whom is a current director of the Company, as well as each individual's specific experience, qualifications and skills that led our Board to conclude that each such nominee/director should serve on our Board.

Nominees for Directors

Michael S. Burke, 54, was appointed Chief Executive Officer of the Company and was elected to the Board in March 2014. In March 2015, Mr. Burke was appointed Chairman of the Board; see also the section entitled "CORPORATE GOVERNANCE — BOARD LEADERSHIP STRUCTURE." He previously served as President of AECOM from October 2011 to March 2014, Chief Financial Officer from December 2006 to September 2011 and Executive Vice President from May 2006 to September 2011. He also served as Chief Corporate Officer from

May 2006 to January 2009. Mr. Burke joined AECOM as Senior Vice President, Corporate Strategy, in October 2005. From 1990 to 2005, Mr. Burke was with the accounting firm KPMG LLP. He served in various senior leadership positions, including as a Western Area Managing Partner from 2002 to 2005 and as a member of KPMG LLP's Board of Directors from 2000 through 2005. While on the KPMG Board of Directors, Mr. Burke served as the Chairman of the Board Process and Governance Committee and was a member of the Audit and Finance Committee. Additionally, he served on the Board of Director of Rentech Nitrogen Partners L.P. and Rentech Inc. until April 2016 and June 2017, respectively. Mr. Burke also serves on various charitable and community boards.

Mr. Burke brings to our Board a thorough understanding of AECOM's business, industry and operations based on his senior positions, including as Chief Executive Officer of the Company. Mr. Burke also brings extensive accounting, financial and business experience as a result of his tenure and senior positions at KPMG LLP.

James H. Fordyce, 58, was appointed to our Board in February 2006. Mr. Fordyce is the Co-Founder and Co-Chief Executive Officer of Stone Canyon Industries LLC, a global industrial holding company founded in 2014. He was a Managing Director at J.H. Whitney Capital Partners LLC, a private investment firm, from 1996 to 2014. Mr. Fordyce began his career at Chemical Bank in 1981 and later joined Heller Financial Inc. Mr. Fordyce serves on various charitable and community boards, including Providence Saint John's Health Center Local Board of Directors, where he is the treasurer, and the Unit Scholarship Fund honoring those Special Operations Soldiers who selflessly serve our Nation.

Mr. Fordyce brings to our Board significant financial and investment experience as a result of his position at Stone Canyon Industries LLC and J.H. Whitney Capital Partners LLC, where he oversaw significant debt and equity investments for the firm. In addition, he brings experience from his current and prior service on private and public company boards.

Senator William H. Frist, 65, was appointed to our Board in October 2014 in connection with AECOM's acquisition of URS Corporation. He previously served as a director of URS Corporation from November 2009 until AECOM's acquisition of URS in October 2014. Senator Frist has served as a partner at Cressey & Company LP, a private investment firm, since 2007. He also served as Distinguished University Professor at Vanderbilt University from 2008 until 2010. Senator Frist was a United States Senator from Tennessee from 1995 until 2007, and was Majority Leader of the United States Senate from 2003 until 2007. He has served as a director of Select Medical Corporation since May 2010. Senator Frist serves on the boards of several other organizations, including the Kaiser Family Foundation, the Robert Wood Johnson Foundation, Aegis Science Corporation and Accolade Inc.

Senator Frist's experience as a legislator, including as former Majority Leader of the United States Senate, gives him the leadership and consensus-building skills necessary to assist our Board in a range of its activities. He has extensive knowledge of the workings of government and, as a former member of the Senate Finance Committee, of the federal budgeting process, which is beneficial given that a portion of our business activities are regulated and directly affected by governmental actions.

Linda Griego, 70, was appointed to our Board in May 2005. Ms. Griego has served as President and Chief Executive Officer of Griego Enterprises Inc. a business management company, since 1985. She was the Founder and Managing General Partner of Engine Co. No. 28, a restaurant in downtown Los Angeles, from 1988 until 2010. She also served as Interim President and Chief Executive Officer of the Los Angeles Community Development Bank and was Deputy Mayor of Los Angeles. She is currently a director of CBS Corporation and the American Balanced Fund, the Income Fund of America, the International Growth and Income Fund, the Developing World Growth and Income Fund, the Smallcap World Fund, the Growth Fund of America, and the Fundamental Investors, which are managed by Capital Group.

Ms. Griego is a chair of the MLK Health and Wellness Community Development Corporation and serves as a trustee of the David and Lucile Packard Foundation and the Ralph M. Parsons Foundation. She previously chaired the Board of Southwest Water Company and served as a Los Angeles Branch Director of the Federal Reserve Bank of San Francisco.

Ms. Griego brings executive management experience and expertise in government relations and public policy through her government appointments and service on not-for-profit boards. Her service on the boards of a number of large companies, including her prior service as the Independent Chair of Southwest Water Company, provides our Board with insight regarding corporate governance matters, which is a key area of focus in today's corporate environment.

Dr. Robert J. Routs, 71, was appointed to our Board in December 2010. From 2004 until his retirement in 2008, Dr. Routs served as Executive Director, U.S. downstream operations, of Royal Dutch Shell plc, part of a global group of energy and petrochemical companies, and as Chairman of Shell Canada. Prior to that time, he served as Group Managing Director for oil products and refining from 2003 to 2004; President and Chief Executive, Shell Oil Products U.S. from 2002 to 2003; and President and Chief Executive, Equilon Enterprises LLC, a Shell-Texaco joint venture, from 2000 to 2002. Dr. Routs began his career at Royal Dutch Shell in 1971, serving in regional manufacturing and global general manager positions throughout his tenure. He also serves on the Board of Directors of AEGON N.V., AP Moller-Maersk, ATCO Ltd. and Royal DSM N.V., however, Dr. Routs has announced his intention to leave the AEGON N.V. board of directors in May 2018. Dr. Routs previously served on the Board of Directors of Royal KPN until 2014 and Canadian Utilities from 2008 to 2012.

Dr. Routs was appointed to our Board for his global energy sector leadership as well as his operating and board experience. These qualifications provide our Board with valuable international business experience and knowledge, which is particularly relevant in light of the global scope of the Company's operations.

Clarence T. Schmitz, 69, was named to our Board in June 2014. He served as Chairman, Co-founder and Chief Executive Officer of Outsource Partners International Inc., a provider of finance, accounting and analytics outsourcing services, until his retirement in June 2012. He was previously Executive Vice President and Chief Financial Officer of Jefferies Group Inc. from January 1995 to January 2000. He held a number of leadership positions at KPMG LLP from June 1970 to January 1995, including National Managing Partner, and served on its Board of Directors and Management Committee. Mr. Schmitz has served as Chairman of the Board of Trustees of the National Childhood Cancer Foundation and on the Board of Trustees of The City of Hope.

Mr. Schmitz brings to our Board an extensive career in the professional services industry that spans four decades, with significant global experience as an executive and board member.

Douglas W. Stotlar, 57, was appointed to our Board in October 2014 in connection with AECOM's acquisition of URS Corporation. He previously served as a director of URS Corporation from March 2007 until AECOM's acquisition of URS in October 2014. Mr. Stotlar served as President, Chief Executive Officer and Director of Con-way Inc., a transportation and logistics company (previously known as CNF Inc.), from April 2005 until October 2015. He served as President and Chief Executive Officer of Con-way Transportation Services Inc., a regional trucking subsidiary (CTS), from 2004 until 2005. Mr. Stotlar also served as CTS' Executive Vice President and Chief Operating Officer from 2002 until 2004, and as CTS' Executive Vice President of Operations from 1997 until 2002. He also served as Vice President at large and was a member of the executive committee of the American Trucking Association and as a director for the Detroit branch of the Federal Reserve Bank of Chicago. Mr. Stotlar currently serves as a director at Reliance Steel & Aluminum Co. and as a director at LSC Communications, Inc. In addition, he serves on the board of a not-for-profit organization.

Mr. Stotlar brings to our Board substantial knowledge of the transportation and logistics sector, which is relevant to our business activities. In addition, due to his prior experience as the former Chief Executive Officer of a public company, Mr. Stotlar contributes valuable experience with corporate governance practices, labor and stockholder relations matters, as well as current legal and regulatory requirements and trends.

Daniel R. Tishman, 62, was appointed to our Board and as Vice Chairman of the Company in July 2010 in connection with our acquisition of Tishman Construction Corporation. He has also served as Chairman of the Board of Directors and Chief Executive Officer of Tishman Construction, a leading construction management firm, since 2000, and is Vice Chairman and a member of the Board of Tishman Hotel & Realty LP. Mr. Tishman serves on the boards of the Real Estate Board of New York, the Natural Resources Defense Council, the Albert Einstein College of Medicine, the National September 11 Memorial & Museum and the UJA-Federation of NY. He also serves as an adviser to several government organizations.

Mr. Tishman brings to our Board strong knowledge, management and operational experience in the construction management industry, in particular on large-scale development projects such as the rebuilding of the World Trade Center site in New York City and other major projects.

General Janet C. Wolfenbarger, USAF Retired, 59, was appointed to our Board in August 2015. General Wolfenbarger has served as a 35-year veteran of the Air Force and was the branch's first female four-star general, where she commanded the Air Force Materiel Command (AFMC) at Wright-Patterson Air Force Base in Ohio from 2012 until her retirement on July 1, 2015. General Wolfenbarger also served as the military deputy to the Assistant Secretary of the Air Force for Acquisition and as the Service's Director of the Acquisition Center of Excellence at the Pentagon. General Wolfenbarger also directed the B-2 System Program Office and commanded the C-17 Systems Group for the Aeronautical Systems Center at Wright-Patterson. After her retirement, General Wolfenbarger was selected to serve as the Chair of the Defense Advisory Committee on Women in the Services (DACOWITS), as Honorary Co-Chair of the Woman in Military Service for America Memorial (WIMSA) Board, and as a Trustee of the Falcon Foundation. She also serves as a consultant on the Strategic Advisory Board of Physical Optics Corporation.

General Wolfenbarger brings to our Board a distinguished career serving as a senior leader in the military as well as significant international experience. These qualifications provide our Board with valuable international and government-related experience, which is particularly relevant in light of our extensive global government business operations.

Vote Required and Recommendation of the Board of Directors

The vote of a plurality of the shares present in person or represented by proxy and entitled to vote on the election of directors at the 2018 Annual Meeting is required to elect the nominees to the Board. This means that the 9 individuals nominated for election to the Board who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes are not counted for purposes of the election of directors.

The Board of Directors recommends that you vote FOR the election of each nominee for director.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has retained Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2018. A representative of Ernst & Young LLP is expected to be present at the 2018 Annual Meeting and will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

Reasons for the Proposal

The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval, but the Audit Committee of our Board is seeking ratification of its selection of Ernst & Young LLP from our stockholders as a matter of good corporate practice. If stockholders do not ratify this selection, the Audit Committee of our Board will reconsider its selection of Ernst & Young LLP and will, in its sole discretion, either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the Company's best interests and the best interests of our stockholders.

Vote Required and Recommendation of the Board of Directors

The ratification of our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the proposal at the 2018 Annual Meeting. Abstentions will be counted as present and will have the effect of a vote against the proposal. Brokers have discretion to vote on the ratification of our independent registered public accounting firm and, as such, no votes on this proposal will be considered broker non-votes.

The Board of Directors recommends that you vote FOR the ratification of Ernst & Young LLP.

PROPOSAL 3
ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory basis, AECOM's executive compensation as reported in this Proxy Statement.

At AECOM, executive compensation plans are driven by short- and long-term financial performance metrics that are designed to enhance financial performance and drive long-term stockholder value. As such, based on direct stockholder feedback, AECOM's executives are incentivized on earnings, cash flow and total shareholder return.

Financial & Strategic Accomplishments Drove Strong Stock Performance

  •
  Revenue increased by 5% and organic revenue increased by 4%1 in fiscal year 2017, which was a key objective that reflects strong execution of the Company's strategy and vision.

  •
  Operating cash flow of $697 million and free cash flow2 of $618 million in the year, building on a demonstrated track record of delivering industry-leading cash flow performance.

  •
  Consistently strong cash flow since closing the URS transaction in October 2014, enabled three key actions in fiscal year 2017:

  –
  The $175 million acquisition of Shimmick Construction to enhance the Company's integrated delivery offering with a strong civil construction platform in the Western U.S. that complements our leading design capabilities;

  –
  Announcement of a new capital allocation policy focused on continued debt reduction and a $1 billion stock repurchase program; and

  –
  The issuance of a $1 billion, 10-year bond at historically attractive interest rates, with the proceeds used to reduce existing indebtedness.

  •
  Substantial investments in business development resulted in 11% total backlog growth, including a record of over $23 billion of wins, which resulted in a record $48 billion backlog.

  •
  The Company sold its first AECOM Capital property for an approximately 30% internal rate of return, which was in addition to fees earned by the Construction Services segment. The sale marked a major milestone in the advancement of the Company's design, build, finance and operate vision, and was a key precedent transaction that cements the Company as a development partner of choice.

  •
  As a reflection of these accomplishments, AECOM delivered Total Shareholder Return (TSR) of 24% in fiscal year 2017, substantially outperforming the Engineering & Construction (E&C) industry peers3 and the Company's Proxy Group.

1
Defined at constant currency and excludes revenue associated with actual and planned non-core asset and business dispositions.

2
Free cash flow is defined as cash flow from operations less capital expenditures net of proceeds from disposals.

3
E&C peers include: Chicago Bridge & Iron Company N.V., Fluor, Jacobs Engineering Group and KBR.

New Capital Allocation Policy Further Aligns Management with Stockholders

In September 2017, the Company announced a new long-term capital allocation policy designed to maximize stockholder value. The policy includes the following core components:

  •
  Allocating substantially all free cash flow to debt reduction until achieving net debt-to-EBITDA4 of 2.5x, which is expected to occur by the end of fiscal year 2018.

  •
  Upon achievement of 2.5x net leverage, the Company intends to return substantially all free cash flow to investors through a new $1 billion stock repurchase authorization as part of the longer-term capital allocation framework.

  •
  Acquisitions are expected to be limited to strategic, niche targets that will not adversely impact the Company's 2.5x net leverage target.

We urge stockholders to read the "COMPENSATION DISCUSSION AND ANALYSIS" section in this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the "SUMMARY COMPENSATION TABLE" and related compensation tables and narrative, which provide detailed information on the compensation of our NEOs. The Compensation/Organization Committee and the Board believe that the policies, procedures and programs articulated in the "COMPENSATION DISCUSSION AND ANALYSIS" are effective in achieving our goals and that the compensation of our NEOs reported in this Proxy Statement has supported and contributed to the Company's success.

We are asking stockholders to approve the following advisory resolution at the 2018 Annual Meeting:

  RESOLVED, that the stockholders of AECOM (the "Company") approve, on an advisory basis, the compensation of the Company's Named Executive Officers set forth in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company's 2018 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a "Say-on-Pay" resolution, is non-binding on the Company, the Board and the Compensation/Organization Committee and will not be construed as overruling a decision by, nor creating nor implying any additional fiduciary duty for, the Company, the Board of the Directors or the Compensation/Organization Committee. However, the Board and the Compensation/Organization Committee will review and consider the voting results on this proposal when evaluating our executive compensation program.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the advisory resolution on the Company's executive compensation at the 2018 Annual Meeting is required to approve the advisory resolution on the Company's executive compensation. Abstentions will be counted as present and will have the effect of a vote against the proposal. Broker non-votes will not be counted as participating in the voting on the proposal and will therefore have no effect on the outcome of the vote on the proposal.

The Board of Directors recommends that you vote FOR the advisory resolution to approve executive compensation.

4
Net debt-to-EBITDA is comprised of EBITDA as defined in the Company's credit agreement and net debt as defined as total debt on the Company's financial statements, net of cash and cash equivalents.

PROPOSAL 4
STOCKHOLDER PROPOSAL REGARDING SPECIAL STOCKHOLDER MEETINGS

Mr. John Chevedden, 2215 Nelson Ave., No. 205 Redondo Beach, Calif. 90278, the beneficial owner of shares of the Company's common stock with a market value of more than $2,000, has requested that we include the following stockholder proposal and supporting statement in our proxy statement for the 2018 Annual Meeting. The stockholder proposal is required to be voted on at our Annual Meeting only if properly presented at the meeting. The stockholder proposal is presented verbatim below, and we disclaim all responsibility for the content or accuracy of the proposal or the proponent's supporting statement. The Board of Directors recommends a vote AGAINST this proposal for the reasons stated in our "Board of Directors' Statement in Opposition," which follows the proposal:

Proposal 4 — Special Shareowner Meetings

Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 10% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board's current power to call a special meeting.

Hundreds of Fortune 1000 companies allow Stockholders to call special meetings. Special meetings allow shareowners to vote on important matters, such as electing new directors that can arise between annual meetings. (See negative director votes of concern below.) Shareowner input on the timing of shareowner meetings is especially important when events unfold quickly and issues may become moot by the next annual meeting. This is important because there could be 15-months or more between annual meetings.

If our management adopts this proposal it will be one sign that management values our shareholder input.

Our clearly improvable 'Corporate governance (as reported in 2017) is an added incentive to vote for this proposal. Issues of concern include:

  •
  Related Party Transactions

  •
  Severance Vesting issues

  •
  Expense Recognition issues

  •
  Negative Director Votes

The following were 2017 negative director votes of particular concern:

  Robert Routs    27%
  James Fordyce    22%
  Clarence Schmitz    21%
  Linda Griego    21%

Furthermore, these 4 directors were on our executive pay committee. It was disturbing that executive pay received 47% in negative votes from shareholder in 2017 — once of the worse executive pay votes in 2017.

Returning to the core topic of this proposal from the context of our clearly improvable corporate performance,

Please vote to enhance shareholder value: Special Shareholder Meetings — Proposal 5

PROPOSAL 4
BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE STOCKHOLDER PROPOSAL

After careful consideration, our Board recommends that stockholders vote AGAINST this proposal.

AECOM is supportive of a stockholder right to call a special meeting and the Board amended our Bylaws on November 15, 2017, to allow stockholders owning 25% or more of our outstanding common stock to call a special stockholder meeting upon written request to the Board. The Board adopted the special meeting right after careful consideration and believes that our existing special meeting right is most appropriate for AECOM and our stockholders at this time.

By amending our Bylaws, the Board sought to balance providing stockholders with a meaningful right to call a special meeting while also safeguarding the long-term interests of AECOM and its stockholders.

The Board evaluated a number of different factors in adopting the stockholder right to call a special meeting, including the interests of our total stockholder base, the resources required to convene a special meeting and the existing opportunities our stockholders have to engage with the Company between annual meetings to provide their perspectives and engage in substantive dialogue. The Board also considered the characteristics and composition of our stockholder base, including, as disclosed on page 70 that a single investor holds over 14.4% of our outstanding common stock and three additional stockholders each hold approximately 7.7%, 7.4% and 5.1% of our common stock. The Board believes that allowing stockholders owning 25% or more of our outstanding common stock the right to call a special meeting strikes a reasonable balance between enhancing our stockholders' ability to act on important and urgent matters and protecting against misuse of the right by a few individuals whose interests may not be shared by the majority of stockholders. In addition, the Board believes that the 25% threshold is the most common special meeting threshold in place at other public companies.

Convening a meeting of stockholders also imposes significant administrative and operational costs since we must prepare proxy statements, print and distribute materials, solicit proxies, and tabulate votes. The Board and management must devote time to preparing for and conducting the meeting, distracting them from managing the business and enhancing returns for all stockholders. Because special meetings require a considerable diversion of resources, they should be limited to circumstances where a substantial number of stockholders believe a matter is sufficiently urgent or extraordinary that it must be addressed between annual meetings. Unlike a 10% ownership threshold, our 25% threshold prevents a small minority of stockholders (or even a single stockholder) from calling a special meeting and imposing these costs on all stockholders even when most stockholders do not want a special meeting. Therefore, the Board believes that the existing 25% threshold contained in our recently amended Bylaws provides a balanced right for our stockholders to call a special meeting and that the adoption of this stockholder proposal is not necessary.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2018 Annual Meeting is required to approve the stockholder proposal. Abstentions will be counted as present and will have the effect of a vote against the proposal. Broker non-votes will not be counted as participating in the voting on the proposal and will therefore have no effect on the outcome of the vote on the proposal.

The Board of Directors recommends that you vote AGAINST the stockholder proposal.

CORPORATE GOVERNANCE

Board Meetings

During our fiscal year ended September 30, 2017, our Board met four times, the Audit Committee met five times, the Compensation/Organization Committee met three times, the Nominating and Governance Committee met once and the Strategy, Risk and Safety Committee met six times. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board and (2) the total number of meetings held by all committees of the Board on which he or she served during fiscal year 2017.

Director Independence

Currently, 8 of the 10 members of our Board are independent directors as defined in accordance with the listing standards of the NYSE. These standards provide that a director is independent only if our Board affirmatively determines that the director has no direct or indirect material relationship with the Company. They also specify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.

Applying these standards, our Board, upon the recommendation of our Nominating and Governance Committee, annually reviews the independence of our directors. In its most recent review, our Board considered, among other things, the employment relationships between the Company and our directors and their families; the other specific relationships that would preclude a determination of independence under the NYSE independence rules; any affiliation of the Company's directors and their families with the Company's independent registered public accounting firm, compensation consultants, legal counsel and other consultants and advisors; any transactions with directors and members of their families that would require disclosure in this Proxy Statement under U.S. Securities and Exchange Commission ("SEC") rules regarding related person transactions; and the modest amount of our contributions to non-profit organizations of which some of our directors or members of their families are associated.

Our Nominating and Governance Committee and the Board determined that the following members were independent as determined by the standards of the NYSE: James H. Fordyce, Senator William H. Frist, Linda Griego, David W. Joos, Dr. Robert J. Routs, Clarence T. Schmitz, Douglas W. Stotlar and General Janet C. Wolfenbarger.

Board Leadership Structure

The Board has been, and continues to be, a proponent of Board independence. As a result, the Company's corporate governance structures and practices provide for a strong, independent Board and include several independent oversight mechanisms, including a lead independent director, only independent directors serving as committee chairs and the directors' and committees' ability to engage independent consultants and advisors.

The Audit, Compensation/Organization and Nominating and Governance Committees are composed entirely of independent directors. The Nominating and Governance Committee is responsible for recommending the appointment of a lead independent director, which is appointed by the Board.

James H. Fordyce has served and been reappointed as the lead independent director since fiscal year 2016. Mr. Fordyce brings considerable financial expertise from his past business experience as well as essential corporate governance experience from his current and prior service on private and public company boards.

The intended purpose of establishing the position of lead independent director is to expand lines of communication between the Board and members of management. It is not intended to reduce the free and open access and communications that each independent board member has with other board members and members of management. The lead independent director has the following duties:

  •
  to organize, convene and preside over executive sessions of the non-employee and independent directors and promptly communicate approved messages and directives to the Chairman of the Board and the Chief Executive Officer;

  •
  to consult with the Chairman of the Board and the Chief Executive Officer on agendas for Board meetings and other matters pertinent to the Company and the Board;

  •
  to collect and communicate to the Chairman of the Board and the Chief Executive Officer the views and recommendations of the independent directors relating to his or her performance; and

  •
  to perform such other duties and responsibilities as may be assigned from time to time by the independent directors.

To complement this structure, the Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board and Chief Executive Officer in the best interests of the Company. The Board believes that the decision as to who should serve in those roles, and whether such offices should be combined or separate, should be assessed periodically by the Board, and that the Board should not be constrained by a rigid policy mandate when making these determinations. Additionally, the Board believes that it needs to retain the ability to balance the independent Board structure with the flexibility to appoint as Chairman of the Board someone with hands-on knowledge of, and experience in, the operations of the Company.

Effective as of our 2015 Annual Meeting of Stockholders, the Board determined that the positions of Chairman of the Board and Chief Executive Officer would be held by Michael S. Burke. Mr. Burke has served as a key executive at the Company since 2005 where he gained unique insights into our business and the complex challenges we face, including being directly involved in the evolution of AECOM from a private company with approximately 22,000 employees into a public company with approximately 87,000 employees. The Board continues to believe that Mr. Burke is uniquely positioned to identify, lead and oversee the execution of our future strategic initiatives. The Board also believes that the established role of the lead independent director will continue to help ensure the effective independent functioning of the Board in fulfilling its oversight role. Therefore, in light of Mr. Burke's past tenure and his unique knowledge of the long-term goals of the Company, and because the lead independent director is empowered to play a significant role in the Board's oversight, the Board continues to believe that it is advantageous to continue to combine the positions of Chief Executive Officer and Chairman of the Board.

Executive Sessions

Executive sessions of non-employee directors are included on the agenda for every regularly scheduled Board meeting and, during fiscal year 2017, executive sessions were held at each regularly scheduled Board meeting. Executive sessions are chaired by the lead independent director.

Board's Role in Risk Oversight

The Board plays an active role, both as a whole and at the committee level, in overseeing management of the Company's risks. Management is responsible for the Company's day-to-day risk-management activities. The Company relies on a comprehensive risk management process to aggregate, monitor, measure and manage risks. The risk management process is designed to enable the Board to establish a mutual understanding with management of the effectiveness of the Company's risk management practices and capabilities, to review the Company's risk exposure and to elevate certain key risks for discussion at the Board level. The full Board monitors risk through regular reports from each of the committee chairs and is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters, as disclosed in the below chart:

We believe the division of risk management responsibilities described above provides an effective framework for evaluating and addressing the risks facing the Company, and that our Board leadership structure supports this approach because it allows our independent directors, through the independent committee chairs, to exercise effective oversight of the actions of management.

Risk Assessment of Compensation Policies and Practices

In fiscal year 2017, the Compensation/Organization Committee's independent consultant, Exequity LLP, conducted a risk assessment of the Company's compensation policies and practices as they apply to all employees, including executive officers. Exequity LLP reviewed the design features and performance metrics of our cash and stock-based incentive programs, along with the approval mechanisms associated with each, to determine whether any of these policies and practices could create risks that are reasonably likely to have a material adverse effect on the Company.

As part of the review, several factors were noted that reduce the likelihood of excessive risk-taking:

  •
  Our compensation mix is balanced among fixed components such as salary and benefits, annual incentive payments and long-term incentives, including PEP awards and restricted stock units granted under our Amended and Restated 2016 Stock Incentive Plan, which typically vest or are earned over three years.

  •
  The Compensation/Organization Committee has ultimate authority to determine, and reduce, if appropriate and consistent with applicable arrangements, compensation provided to our executive officers, including each of the NEOs.

  •
  The Compensation/Organization Committee, under its charter, has the authority to retain any advisor it deems necessary to fulfill its obligations and has engaged Exequity LLP as its independent consultant. Exequity performs services for the Compensation/Organization Committee as described in the Compensation Discussion and Analysis section of this Proxy Statement.

  •
  Our annual incentive programs for employees are funded in the aggregate based on the results of key financial metrics. Individual payouts are based on a combination of financial metrics as well as qualitative factors.

  •
  Our long-term equity incentive awards, including PEP awards and restricted stock units granted under our Amended and Restated 2016 Stock Incentive Plan, are all approved by either the Compensation/Organization Committee for our executive officers or by our Chief Executive Officer for non-executive officers.

  •
  Our NEOs are subject to stock ownership guidelines, our insider trading policy and our clawback policy.

Based on this assessment, the Company concluded that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Committees of the Board of Directors

The Board of the Company has four standing committees: the Audit Committee, the Compensation/Organization Committee, the Nominating and Governance Committee and the Strategy, Risk and Safety Committee. In accordance with NYSE regulations, each member of the Audit Committee, the Compensation/Organization Committee, and the Nominating and Governance Committee has been determined by our Board to be "independent." The committees operate under written charters that are available for viewing on the "Corporate Governance" area of the "Investors" section of our website at www.aecom.com.

The members of each of the Company's standing committees are as follows:

Audit Committee

Clarence T. Schmitz, Chair
Senator William H. Frist
David W. Joos
Douglas W. Stotlar

Compensation/Organization Committee

James H. Fordyce, Chair
Linda Griego
Dr. Robert J. Routs
Clarence T. Schmitz

Nominating and Governance Committee

Linda Griego, Chair
Senator William H. Frist
David W. Joos
General Janet C. Wolfenbarger, USAF Retired

Strategy, Risk and Safety Committee

Dr. Robert J. Routs, Chair
James H. Fordyce
Douglas W. Stotlar
Daniel R. Tishman
General Janet C. Wolfenbarger, USAF Retired

Audit Committee.    The Audit Committee, which is composed solely of independent directors as defined under Rule 10A-3(b)(1) of the rules of the U.S. Securities and Exchange Commission and the regulations of the NYSE, appoints the Company's independent auditors, reviews the results and scope of the audit of our financial statements as well as other services provided by our independent auditors, reviews and approves audit fees and all non-audit services as well as reviews and evaluates our audit and control functions, including our internal audit function. Our Audit Committee held five meetings during fiscal year 2017. Our Board has determined that Mr. Schmitz, Chair of the Audit Committee, and Mr. Joos each qualify as an "audit committee financial expert" as defined by the rules under the Exchange Act. The "REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS" is included in this Proxy Statement.

Compensation/Organization Committee.    The Compensation/Organization Committee, which is composed solely of independent directors as defined under the regulations of the NYSE, non-employee directors, as defined under Rule 16b-3 of the Exchange Act, and outside directors for purposes of Section 162(m) of the Code, oversees our compensation plans. Such oversight includes decisions regarding executive management salaries, incentive compensation and long-term compensation plans, as well as Company-wide equity plans for our employees. This committee also reviews the Board's compensation plan for non-employee directors, determines whether independent compensation consultants should be utilized and oversees management succession planning. For further information regarding the Compensation/Organization Committee's processes and procedures for determining executive and non-employee director compensation, see the "COMPENSATION DISCUSSION AND ANALYSIS" section of this Proxy Statement. Our Compensation/Organization Committee held three meetings during fiscal year 2017. The "REPORT OF THE COMPENSATION/ORGANIZATION COMMITTEE OF THE BOARD OF DIRECTORS" is included in this Proxy Statement.

Nominating and Governance Committee.    The Nominating and Governance Committee is composed solely of independent directors as defined under the regulations of the NYSE and is responsible for recruiting and retaining qualified persons to serve on our Board, including recommending such individuals to the Board for nomination for election as directors; for evaluating director independence; and for oversight of our ethics and compliance activities. The Nominating and Governance Committee also considers written suggestions from stockholders, including potential nominees for election, and oversees other governance programs such as the Company's Corporate Governance Guidelines. This committee also conducts performance evaluations for directors being elected at each annual meeting of stockholders. Our Nominating and Governance Committee held one meeting during fiscal year 2017.

Strategy, Risk and Safety Committee.    The Strategy, Risk and Safety Committee reviews our corporate finance programs, proposed investments and acquisitions, our strategic plans, strategic initiatives, and the Company's overall policies regarding risk assessment, risk management and safety programs. Our Strategy, Risk and Safety Committee held six meetings during fiscal year 2017.

Corporate Governance Guidelines

Our Board has adopted the Corporate Governance Guidelines, which set forth several important principles regarding our Board and its committees, including Board of Director membership criteria as well as other matters. Our Corporate Governance Guidelines are available for viewing on the "Corporate Governance" area of the "Investors" section of our website at www.aecom.com.

Codes of Conduct and Ethics

We have adopted a Code of Conduct that describes the professional, legal, ethical, financial and social responsibilities of all of our directors, officers and employees. We require all of our directors, officers and employees to read and acknowledge the Code of Conduct, and we provide regular compliance training to all our directors, officers and employees. Our directors, officers and employees are also encouraged to report suspected violations of the Code of Conduct through various means, including a toll-free hotline available 24/7 in multiple languages, and they may do so anonymously. We also obtain year-end affirmations from management personnel confirming compliance with the Code of Conduct. If we make substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officer or persons performing similar functions or any director, we will disclose the nature of such amendment or waiver in a press release, on our website and/or in a report on Form 8-K in accordance with applicable rules and regulations. In addition, we have a separate Code of Ethics for Senior Financial Officers that imposes specific standards of conduct on employees with financial reporting responsibilities. We also have a Global Ethical Business Conduct Policy that provides specific guidance to help ensure that lawful and ethical business practices are followed while conducting international business activities. Our various policies are available for viewing on the "Corporate Governance" area of the "Investors" section of our website at www.aecom.com and in print to any stockholder that requests it. Any such request should be addressed to AECOM, 1999 Avenue of the Stars, Suite 2600, Los Angeles, California 90067, Attention: Corporate Secretary.

Communications with the Board of Directors

Our stockholders or other interested parties may communicate with our Board, a committee of our Board or one or more directors by sending a letter addressed to the Board, a committee of our Board or one or more directors to AECOM, 1999 Avenue of the Stars, Suite 2600, Los Angeles, California 90067, Attention: Corporate Secretary. All communications will be compiled by our Corporate Secretary and forwarded to the Board, the committee or the director, as appropriate.

Director Nominations

The Nominating and Governance Committee of our Board is charged with identifying, reviewing and recommending to the Board qualified individuals to become directors and regularly assessing the size and composition of the Board and recommending any changes to the Board.

It is our belief that members of the Board should have the highest professional and personal ethics and values. The Board's Nominating and Governance Committee periodically reviews the appropriate skills and characteristics required of members of the Board in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. We believe that the Board should be comprised of individuals who are committed to enhancing stockholder value with sufficient time to effectively carry out their duties. While all directors should possess business acumen, the Board endeavors to include an array of targeted skills and experience in its overall composition. Criteria that the Nominating and Governance Committee looks for in director candidates include business experience and skills, judgment, integrity, an understanding of such areas as finance, marketing, regulation, end markets and public policy and the absence of potential conflicts with the Company's interests. The Nominating and Governance Committee believes that it is essential that Board members represent diverse viewpoints and backgrounds.

Our Nominating and Governance Committee will consider stockholder nominations for directors. The Nominating and Governance Committee evaluates any such nominees that are properly submitted using the same criteria it otherwise employs, as described above. Any recommendation submitted by a stockholder must include the same information concerning the potential candidate as is required when a stockholder wishes to nominate a candidate directly. In addition, any such recommendation must be received in the same time frame as is required by our Bylaws when a stockholder wishes to nominate a candidate directly. To be timely, the notice must be received by the close of business no fewer than 90 and no more than 120 days prior to the date of the first anniversary of the preceding year's annual meeting of stockholders. However, in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 30 days after such anniversary date, or no annual meeting was held in the preceding year, notice by the stockholder to be timely must be received no more than 120 days prior to the date of the annual meeting and not less than the later of the close of business (a) 90 days prior to the date of the annual meeting and (b) on the 10th day following the day on which public announcement of the date of such meeting was first made by the Company.

To be in proper form, the notice must, as to each person whom the stockholder proposes to nominate for election or re-election as a director, set forth all information concerning such person as would be required in a proxy statement soliciting proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and all written and signed representations and all completed and signed questionnaires required pursuant to our Bylaws. In addition, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made, the notice must also state the name and address, as they appear on the Company's books, of such stockholder and such beneficial owner and the class or series and number of shares of the Company that are owned of record and beneficially by such stockholder and such beneficial owner.

As to the stockholder giving the notice, or if the notice is on behalf of a beneficial owner on whose behalf the nomination is being made, as to such beneficial owner, and if such beneficial owner is an entity, as to each control person of such entity, the notice must state the class or series and number of shares of the Company that are owned of record and beneficially by such stockholder or beneficial owner and by any control person, a description of any agreement, arrangement or understanding with respect to the nomination between such stockholder or beneficial owner and any other person and by any control person, including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) of the Exchange Act, and a description of any agreement, arrangement or understanding (including, without limitation, any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the Company's capital stock, or maintain, increase or decrease the voting power of the stockholder, beneficial owner or control person with respect to shares of stock of the Company. Stockholders who wish to nominate candidates for director must do so pursuant to these procedures.

Director Attendance at Annual Meetings

AECOM's policy is for directors to attend our annual meetings of stockholders unless there are extenuating circumstances. All of the members of our Board of Directors attended the 2017 Annual Meeting.

Director Compensation

Information regarding the compensation of our non-employee directors is discussed below in "EXECUTIVE COMPENSATION TABLES — DIRECTORS' COMPENSATION FOR FISCAL YEAR 2017."

Director Retirement Policy

Our Board amended our Corporate Governance Guidelines on September 21, 2017 to provide that unless otherwise recommended by the Nominating and Governance Committee and approved by the Board, directors are expected to retire from the Board at the end of the term of service during which they turn 75 years of age.

Related Party Transaction Policy

We have adopted a written related party transaction policy, which covers transactions in excess of $100,000 between the Company and our directors, executive officers, 5% or greater stockholders and parties related to the foregoing, such as immediate family members and entities they control. The policy requires that any such transaction be considered and approved by our Audit Committee. In reviewing such transactions, the policy requires the Audit Committee to consider all of the relevant facts and circumstances available to the Audit Committee, including (if applicable) but not limited to the benefits to the Company, the availability of other sources for comparable products or services, the terms of the transaction and the terms available to unrelated third parties or employees generally.

Under the policy, if we should discover related party transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Certain Relationships and Related Transactions

Mr. Tishman, Vice Chairman of the Company and a member of our Board, owns a substantial equity interest in, and has certain management rights with respect to, Tishman Hotel & Realty LP, a Delaware limited partnership ("THR"), which is party to a Shared Services Agreement ("Services Agreement" or "SSA"), dated July 14, 2010, with our wholly owned subsidiary, Tishman Construction Corporation ("TCC"). Pursuant to the Services Agreement, TCC and THR provide certain information technology support services in exchange for fees based on an annual budget. In fiscal year 2017, THR received approximately $118,784 in fees from TCC pursuant to the Services Agreement. THR and TCC are also parties to an Occupancy Agreement, dated July 14, 2010, (the "Occupancy Agreement") pursuant to which THR pays to TCC a portion of the rent payable by TCC for its office space in a building located in New York City in exchange for the right to use and occupy a portion of such space. In fiscal year 2017, TCC received approximately $1,612,776 in rent from THR pursuant to the Occupancy Agreement.

Mr. Tishman has an agreement with AECOM for reimbursement of private air travel for AECOM-related business travel to a company owned by Mr. Tishman. In fiscal year 2017, this amount was $166,437. In addition, Mr. Tishman is an indirect owner of a real estate development project company that engaged an AECOM affiliate to perform pre-construction and construction management services totaling $12,733,626 and an indirect owner of a hotel property company that procured $6,471,007 of risk management services and insurance coverage through an AECOM insurance captive in fiscal year 2017.

Stock Ownership Guidelines for Non-Employee Directors

Non-employee directors are subject to stock ownership guidelines, which are intended to align their interests with those of our stockholders. Under the guidelines, our non-employee directors must maintain ownership of AECOM stock at a multiple of five times the annual retainer by the end of the fiscal year following the fifth anniversary of the director's initial appointment to the Board. The minimum number of shares guideline is updated annually based on the current retainer ($100,000 since August 21, 2014) and the 12-month trailing average AECOM stock price. Shares owned directly or indirectly, the value of vested but unexercised stock options and unvested restricted stock units and PEPS are counted toward the guidelines. The following table outlines the ownership of our non-employee directors as of September 30, 2017:

Non-Employee Director	Requirement — Retainer Multiple	Actual — Retainer Multiple

James H. Fordyce	5.0	48.6

Senator William H. Frist	5.0	14.2

Linda Griego	5.0	11.3

David W. Joos	5.0	10.5

Dr. Robert J. Routs	5.0	7.8

Clarence T. Schmitz	5.0	7.9

Douglas W. Stotlar	5.0	16.4

General Janet C. Wolfenbarger	5.0	4.2

All of our non-employee directors exceeded the stock ownership guidelines, with the exception of General Wolfenbarger, for whom compliance with the guideline is not required until September 30, 2020, the end of the fiscal year following the five-year anniversary of when she became a director.

Please see the Compensation Discussion and Analysis section for a discussion of the executive stock ownership guidelines applicable to our NEOs.

EXECUTIVE OFFICERS

AECOM's current executive officers are as follows:

Name	Age	Position(s) Held

Michael S. Burke	54	Chairman of the Board and Chief Executive Officer

Sean C.S. Chiao	59	President, Asia Pacific

Carla J. Christofferson	50	Executive Vice President, General Counsel

Mary E. Finch	48	Executive Vice President, Chief Human Resources Officer

Daniel P. McQuade	58	Group President, Construction Services

Steve Morriss	52	Group President, Design and Consulting Services — Americas

Lara Poloni	49	Chief Executive, EMIA

W. Troy Rudd	53	Executive Vice President, Chief Financial Officer

Daniel R. Tishman	62	Director, Vice Chairman

John C. Vollmer	60	Group President, Management Services

Randall A. Wotring	61	Chief Operating Officer

The following section sets forth certain background information regarding those persons currently serving as executive officers of AECOM:

Michael S. Burke was appointed Chief Executive Officer of the Company and was elected to the Board in March 2014. In March 2015, Mr. Burke was appointed Chairman of the Board; see also the section entitled "CORPORATE GOVERNANCE — BOARD LEADERSHIP STRUCTURE." He previously served as President of AECOM from October 2011 to March 2014, Chief Financial Officer from December 2006 to September 2011 and Executive Vice President from May 2006 to September 2011. He also served as Chief Corporate Officer from May 2006 to January 2009. Mr. Burke joined AECOM as Senior Vice President, Corporate Strategy, in October 2005. From 1990 to 2005, Mr. Burke was with the accounting firm KPMG LLP. He served in various senior leadership positions, including as a Western Area Managing Partner from 2002 to 2005 and as a member of KPMG LLP's Board of Directors from 2000 through 2005. While on the KPMG Board of Directors, Mr. Burke served as the Chairman of the Board Process and Governance Committee and was a member of the Audit and Finance Committee. Additionally, he served on the Board of Directors of Rentech Nitrogen Partners L.P. and Rentech Inc. until April 2016 and June 2017, respectively. Mr. Burke also serves on various charitable and community boards.

Sean C.S. Chiao was appointed President, Asia Pacific (APAC) in October 2014. He previously served as Chief Executive of Buildings + Places, Asia Pacific from October 2013 to September 2014 and Chief Executive of China from October 2012 to September 2013. Mr. Chiao joined AECOM in October 2009 as Executive Vice President of China in October 2009. He previously served as Regional Chair of legacy design and planning firm, EDAW, which merged with the Company in 2009. Mr. Chiao is also a member of Harvard University's Master in Design Engineering (MDE) External Advisory Board as well as University of Southern California's (USC) Board of Advisors for the American Academy in China (AAC).

Carla J. Christofferson was appointed Executive Vice President and General Counsel of AECOM in March 2015. Prior to joining AECOM, Ms. Christofferson was Managing Partner at O'Melveny & Myers LLP in Los Angeles, a position she held since 2008. During her 22-year tenure at the firm, she represented clients in a number of industries, including power, energy and oil & gas. Ms. Christofferson began her career as a judicial clerk for the Honorable W. Matthew Byrne, Jr., of the U.S. District Court, Central District of Los Angeles. She was also co-owner of the Los Angeles Sparks Women's National Basketball Association team from 2006 until 2013.

Mary E. Finch was appointed Executive Vice President and Chief Human Resources Officer in August 2015. Prior to joining AECOM, she spent 14 years at Accenture, a provider of strategy, consulting, digital, technology and operations services, where she held positions of increasing responsibility, and most recently was the Senior Managing Director and Chief Operating Officer for Global Human Resources. Prior to joining Accenture, she held roles of progressive responsibility with Abilizer Solutions and Accenture legacy firm, Andersen Consulting.

Daniel P. McQuade was appointed Group President, Construction Services in June 2015 and was previously Group President, Building Construction as of October 2014. He previously served as Chief Executive of the Company's legacy construction services practice from May 2012 to October 2014. From July 2010 to May 2012, he was Chief Operating Officer of the firm's construction services practice for the United States. Prior to joining AECOM in July 2010 as part of the Tishman Construction Corporation acquisition, he served as President of Tishman from October 2005 to June 2010. Mr. McQuade is a member of the Cornell University Civil Engineering School's Advisory Board and has professional affiliations with the Construction Industry Round Table and the Construction Management Association of America.

Steve Morriss was appointed Group President, Design and Consulting Services — Americas in October 2017 and was previously Chief Executive of Europe, Middle East, India and Africa (EMIA). Previously, Mr. Morriss served as President and Chief Executive of AECOM's EMIA geography. He joined AECOM in January 2011 from Mouchel where he served as Managing Director of Government and Business Services. Additionally, his 28-year career includes senior executive roles with Serco PLC and WS Atkins. Mr. Morriss also served in the Royal Engineers and Royal Marines Reserve.

Lara Poloni was appointed Chief Executive of Europe, Middle East, India and Africa (EMIA) in October 2017 and was previously Chief Executive of Australia-New Zealand (ANZ). Ms. Poloni previously served as Managing Director of the Southern Australian Region from June 2012 to June 2014, Managing Director of Environment ANZ from 2009 to 2012 and Group Leader of Transportation VicSA from October 2006 to July 2009. Prior to joining AECOM, Ms. Poloni worked in the planning, assessment and development of major infrastructure in the transport, energy and telecommunications sectors, serving as Group Manager of Planning and Environment for civil engineering firm Maunsell from January 2002 to September 2006. She was also previously a Board Member of Infrastructure Partnerships Australia.

W. Troy Rudd was appointed Executive Vice President and Chief Financial Officer in October 2015. He previously served as Chief Operating Officer, Design Consulting Services (DCS) Americas and Chief Financial Officer, DCS Global from November 2014 to October 2015. He also served as Senior Vice President, Corporate Finance and Treasurer from 2012 until October 2015. Mr. Rudd joined AECOM in 2009 as Vice President, Financial Planning and Analysis. Prior to joining AECOM, he spent 10 years as a partner with KPMG LLP, where he held various leadership roles.

Daniel R. Tishman was appointed to our Board of Directors and as Vice Chairman of the Company in July 2010 in connection with our acquisition of Tishman Construction Corporation. He has also served as Chairman of the Board of Directors and Chief Executive Officer of Tishman Construction Corporation, a leading construction management firm, since 2000. He is also Vice Chairman and a member of the Board of Tishman Hotel & Realty LP. Mr. Tishman serves on the Boards of the Real Estate Board of New York, the Natural Resources Defense Council, the Albert Einstein College of Medicine, the National September 11 Memorial & Museum and the UJA-Federation of NY. He also serves as an adviser to several government organizations.

John C. Vollmer was appointed Group President, Management Services in September 2016. Mr. Vollmer joined AECOM from URS Corporation, where he was the Executive Vice President of Operations for URS Federal Services. Mr. Vollmer has more than 35 years of experience working with military and other Federal agency markets providing waste management, nuclear operations, Information Technology (IT), communications, and command and control solutions worldwide.

Randall A. Wotring was appointed Chief Operating Officer in July 2017. Previously, Mr. Wotring served as President of Technical and Operational Services since July 2016 and Group President, Management Services and President of URS' Federal Services business since November 2004. After joining an affiliate of URS in 1981, Mr. Wotring held various leadership positions, including managing the day-to-day operations of the Engineering and Technical Services Group within the URS Federal Services business. He also served as a member of the URS Management Committee and Risk Management Committee. Mr. Wotring currently serves on the Board of Directors of TimkenSteel.

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

This Compensation Discussion and Analysis section outlines the compensation philosophy and decisions for the following Named Executive Officers, or NEOs:

Named Executive Officer(1)	Role As of the End of Fiscal Year 2017

Michael S. Burke	Chairman of the Board and Chief Executive Officer

W. Troy Rudd	Executive Vice President, Chief Financial Officer

Randall A. Wotring	Chief Operating Officer

Frederick W. Werner	Group President, Design and Consulting Services — Americas

Carla J. Christofferson	Executive Vice President, General Counsel

(1)
Effective June 30, 2017, Stephen M. Kadenacy ceased serving as President and Chief Operating Officer of the Company, see "SEPARATION AND RELEASE AGREEMENT WITH STEPHEN M. KADENACY" for additional information.

Fiscal Year 2017 Performance Highlights

AECOM delivered Total Shareholder Return (TSR) of 24% in fiscal year 2017, substantially outperforming the Engineering & Construction (E&C) industry peers1 and the Company's Proxy Group.

Fiscal Year 2017 Total Shareholder Return

Financial & Strategic Accomplishments Drove Strong Stock Performance

  •
  Revenue increased by 5% and organic revenue increased by 4%2 in fiscal year 2017, which was a key objective that reflects strong execution of the Company's strategy and vision.

  •
  Substantial investments in business development resulted in 11% total backlog growth, including a record of over $23 billion of wins, which resulted in a record $48 billion backlog.

  •
  The Company sold its first AECOM Capital property for an approximately 30% internal rate of return, which was in addition to fees earned by the Construction Services segment. The sale marked a major milestone in the advancement of the Company's design, build, finance and operate vision, and was a key precedent transaction that cements the Company as a development partner of choice.

  •
  Operating cash flow of $697 million and free cash flow3 of $618 million in fiscal year 2017, building on a demonstrated track record of delivering industry-leading cash flow performance.

1
E&C peers include: Chicago Bridge & Iron Company N.V., Fluor, Jacobs Engineering Group and KBR.

2
Defined at constant currency and excludes revenue associated with actual and planned non-core asset and business dispositions.

3
Free cash flow is defined as cash flow from operations less capital expenditures net of proceeds from disposals.

  •
  Consistently strong cash flow since closing the URS transaction in October 2014, enabled the following key actions in fiscal year 2017:

    –
    The $175 million acquisition of Shimmick Construction to enhance the Company's integrated delivery offering with a strong civil construction platform in the Western U.S. that complements our leading design capabilities.

    –
    Announcement of a new capital allocation policy focused on continued debt reduction and a $1 billion stock repurchase program; and

    –
    The issuance of a $1 billion, 10-year bond at historically attractive interest rates, with the proceeds used to reduce existing indebtedness.

New Capital Allocation Policy Further Aligns Management with Stockholders

In September 2017, the Company announced a new long-term capital allocation policy designed to maximize stockholder value. The policy includes the following core components:

  •
  Allocating substantially all free cash flow to debt reduction until achieving net debt-to-EBITDA4 of 2.5x, which is expected to occur by the end of fiscal year 2018.

  •
  Upon achievement of 2.5x net leverage, the Company intends to return substantially all free cash flow to investors through a new $1 billion stock repurchase authorization as part of the longer-term capital allocation framework.

  •
  Acquisitions are expected to be limited to strategic, niche targets that will not adversely impact the Company's 2.5x net leverage target.

This capital allocation policy incorporated feedback from a substantial portion of our stockholder base and has garnered positive feedback from a majority of actively-managed investment funds. Further, with all metrics in the fiscal year 2018 annual cash bonus and long-term equity incentive programs now measured on a "per share" basis, management compensation is fully aligned with its capital allocation policy and the preferences of stockholders.

Stockholder Engagement and Responsiveness

We engage in proactive and regular dialogue with our stockholders, which allows us to pursue the greatest degree of alignment and to incorporate best practices into our incentive compensation programs. In fiscal year 2017, the Company continued this proactive approach and engaged with investors that collectively own more than 50% of AECOM's stock and an even greater percentage of shares held by actively-managed investment funds. This engagement program includes outreach prior to and after the Company's Annual Meeting to provide for a full understanding of stockholder feedback and to have the opportunity to incorporate such feedback in our compensation design planning. In addition, we regularly engage with stockholders on compensation planning and design during the normal course of investor communications.

4
Net debt-to-EBITDA is comprised of EBITDA as defined in the Company's credit agreement and net debt as defined as total debt on the Company's financial statements, net of cash and cash equivalents.

Annual Engagement Plan

Program Design Changes Incorporate Stockholder Feedback; 2017 Say-on-Pay Vote

Following the 2017 Annual Meeting, in which the Company received slight majority support on Say-on-Pay, we continued our active outreach to better understand the causes of lower than anticipated stockholder support and to determine if any enhancements to our executive compensation program were appropriate. The key findings from the engagement process were:

  •
  The majority of stockholders supported the changes being made to the Company's fiscal year 2017 long-term equity incentive program, which included the addition of relative total shareholder return ("Relative TSR") as a third performance metric that is both relative and based on three years of cumulative performance. In addition, stockholders were supportive of the addition of a third performance period to the other performance metrics.

  •
  A number of significant stockholders also emphasized a preference that the NEOs' annual cash bonus awards include "per share" performance metrics to ensure alignment with stockholder value creation. This was specifically noted and supported by a majority of stockholders who provided feedback, and whose support was reiterated following the announcement of the Company's capital allocation policy.

Response:    As a result of this feedback, the Compensation/Organization Committee added "per share" performance metrics to the annual cash bonus program in fiscal 2018. A number of significant stockholders support the annual cash bonus and long-term equity incentive programs having "per share" earnings metrics since use of such metrics rewards management for driving "per share" value from both net income growth and reduction of shares outstanding.

Consistent Track Record of Compensation/Organization Committee Responsiveness to Stockholders

In addition to the actions taken in fiscal year 2017 and the prospective changes for fiscal year 2018 to further align the Company's incentive compensation programs with best practices and stockholder feedback, the Compensation/Organization Committee has a strong history of incorporating feedback from its stockholders.

Aligning Pay with Performance and Strategy

The executive compensation program is designed to incentivize management to deliver exceptional earnings and cash flow performance by executing the Company's long term strategy.

In designing the Company's overall executive compensation program, the Compensation/Organization Committee incorporates the Company's strategy and vision to become the premier, fully integrated global infrastructure firm with the ability to design, build, finance and operate infrastructure assets across the globe. Successful execution of this strategy is expected to result in competitive advantages, which should translate into strong earnings and cash flow performance. As a result, the Compensation/Organization Committee believes earnings and cash flow metrics best align pay with the Company's long term strategy. In addition, NEOs' long-term equity incentive program includes Relative TSR, which furthers the alignment between executive compensation and the market's recognition of performance.

Accordingly, the Compensation/Organization Committee selected the following key performance metrics for fiscal year 2017:

Key Performance Metric (Used In)	Why Selected	Investor Feedback
Adjusted Net Income (Annual Cash Bonus) Adjusted Earnings Per Share (Performance Equity Award)	EPS and net income incentivize revenue growth, strong profitability and efficiency	EPS is a key driver of long-term per share stockholder value creation
Operating Cash Flow (Annual Cash Bonus) Free Cash Flow Per Share (Performance Equity Award)	Cash flow incentivizes disciplined growth, operational efficiency and working capital management
	Operating cash flow is selected for short-term plans so as to not discourage capital investments to drive long-term performance, whereas free cash flow is selected for longer term incentive targets to include the return on capital investments	Converting earnings to cash flow is critical to driving stockholder value Focusing on cash flow ensures prudent risk management across the lifecycle of a project
Relative Total Shareholder Return (Performance Equity Awards)	Directly aligns management's compensation with stockholders, who are measured on a relative basis as well	Total Shareholder Return directly measures long-term stockholder value creation and aligns management compensation with stockholder performance

Rigorous Goal Setting

The Compensation/Organization Committee reviews the financial, strategic and operational goals of the Company's annual financial plan when determining the financial targets for its NEOs. Financial performance goal setting is built upon a rigorous, bottom-up financial planning process across the entire organization.

Earnings Metrics Consistent with Financial Guidance

For fiscal year 2017, the adjusted net income target for the NEOs' annual cash bonus award and the adjusted EPS target for the first performance year in the NEOs' performance-based equity awards were consistent with the Company's 2017 financial plan and consistent with financial guidance presented to investors.

Incentivizing Leading Cash Flow Performance

For fiscal year 2017, the Compensation/Organization Committee set the free cash flow per share target for the first year of the equity performance award at 90% of the adjusted earnings per share target. The operating cash flow target of the annual cash bonus is then set at the free cash flow target plus capital expenditures net of proceeds from disposals per the annual financial plan. These targets, which were based on a review of historical cash flow conversion rates, cash flow conversion rates of E&C industry peers and anticipated trends and economic conditions, were designed to create balance between the pursuit of best-in-class cash flow performance and investments to drive earnings growth.

AECOM operates in cyclical markets. As a result, the Company's free cash flow conversion has varied significantly over the past decade, ranging from a low of 18% to a high of 149%. The Compensation/Organization Committee believes the 90% conversion target, which is at the upper end of the average five-year cash conversion performance of E&C industry peers, appropriately challenges and rewards industry leading performance without disincentivizing prudent investments necessary to long-term earnings growth.

Long-Term Equity Incentive Program Designed to Drive Sustainable Long-Term Growth

For fiscal year 2017, the adjusted earnings per share and free cash flow per share metrics in the equity incentive program require growth in the second year from the first year's performance level and growth in the third year from the second year to earn a target payout. The target growth rates for the second and third performance years are evaluated and compared to the long-term earnings growth of S&P 500 constituents, the S&P 500 Construction & Engineering index, and the S&P 500 Industrial sector. The five-year average growth rate for these three groups, including estimated earnings for 2017, was approximately 3%. The Company's performance target generally requires growth between 2-5% to achieve target and 10% growth to earn a maximum payout.

Varied Long-Term Equity Incentive Program Payouts Demonstrate Rigor of Goals

In selecting adjusted EPS and free cash flow per share as the two largest components of the Company's long-term equity incentive program performance metrics, the Compensation/Organization Committee also considered that achievement of these two metrics can be inversely correlated, whereby cash flow is often negatively impacted to achieve growth, and cash flow performance can benefit from a decline in business performance. While the Company has delivered strong free cash flow performance for the past several years, EPS performance has consistently paid out less than target, resulting in varied payouts for the Company's long-term equity incentive program as shown in the following table:

Performance Earnings Program (PEP) Payout History

Recent payouts reflect the Company's E&C industry-leading cash flow performance. This performance is especially exceptional in light of the nearly $600 million of cash used for acquisition and integration items related to the October 2014 acquisition of URS Corporation, which negatively impacted cash flow. The Company's strong cash flow performance is further highlighted when compared to the performance of the Company's E&C peers, reflecting the execution of the Company's business strategy and culture focused on cash flow. In addition, the Company's free cash flow as a percentage of market capitalization is consistently in the top decile of non-financial S&P 500 constituents. Given this strong performance, the cash flow component was appropriately earned at maximum (200%) for the past few years.

Pay for Performance Alignment

A significant portion of our NEOs' compensation is delivered in the form of annual and long-term performance-based incentives. As illustrated below, Mr. Burke's compensation demonstrates our commitment to paying for performance, with strong alignment between compensation and TSR, adjusted EPS and total revenue performance over the past three years. Additionally, while free cash flow in fiscal year 2017 was lower than in fiscal year 2016, cash performance remained strong after considering fiscal year 2017 was negatively impacted by a $60 million legal settlement related to a legacy issue from an acquisition.

Indexed TSR Relative to CEO Pay[1]	Adjusted EPS[3] Relative to CEO Pay[1]

Free Cash Flow Relative to CEO Pay[1]	Total Revenue Relative to CEO Pay[1]

1
Excludes All Other Compensation.

2
Represents the grant date fair value, based on a Monte Carlo option pricing model, in excess of the grant date stock price related to the TSR component of the PEP award.

3
Adjusted EPS as calculated per the PEP award for that period, see Annex A, Reconciliation of Non-GAAP Items.

Total Shareholder Return Performance

During fiscal year 2017, AECOM's Total Shareholder Return was substantially above the Company's E&C industry peers1 and also above the Company's compensation peer group.

Fiscal Year 2017 Total Shareholder Return

For the three-year period from fiscal year 2014 through fiscal year 2017, the Company's stock outperformed its E&C industry peers1 but underperformed the compensation peer group. The Company believes this divergent performance was primarily due to industry specific drivers that resulted in strong performance by companies with aerospace and defense exposure and underperformance by E&C industry peers1 with high Oil & Gas exposure, where companies have reduced spending in response to weaker oil & gas commodity prices.

Fiscal Year 2014 - 2017 Total Shareholder Return

Cumulative Total Return Compared to Multiple Industry Indices

As demonstrated above, the performance of the Company's E&C peers1 is closely correlated with the performance of the oil and gas industry.

1
E&C peers includes: Chicago Bridge & Iron Company N.V., Fluor, Jacobs Engineering Group and KBR.

Our Pay Philosophy, Pay Elements, "At-Risk" Performance and Share-Based Pay, and Pay Practices

2017 Pay Philosophy

The purpose of our executive compensation program is to recognize and reward outstanding achievement, as well as attract and retain executives in a competitive talent market. We also strive to link our business focus on growth and improved returns, and to align our executives' interests with those of our stockholders. To execute on our pay philosophy we:

  •
  Provide a competitive compensation package that will allow us to attract, motivate, reward and retain key talent to achieve business objectives.

  •
  Provide incentives that promote sustained short- and long-term financial growth and returns in order to enhance stockholder value.

  •
  Provide a strong pay for performance model, including compensation subject to both individual and Company performance conditions.

  •
  Optimize performance without encouraging unreasonable risks or incentivizing behavior that would be reasonably likely to result in a material adverse effect on the Company.

  •
  Address stockholder dilution concerns by being mindful of the potential dilutive effect of our long-term incentive program.

2017 Pay Elements and How Each Element Links to Performance

Pay Element	What It Does	How It Links to Performance

Base Salary	Provides competitive fixed compensation levels relative to the NEO's position and experience compared to similar positions at AECOM's peers.	• Increase tied to performance in the role and growth of the Company.

Annual Cash Bonus / Short Term Incentive	Encourages focus on achievement of the Company's annual financial plan, as well as the specific qualitative goals included in the Company's strategic plan.

•

Financial metrics, e.g.,  adjusted net income and operating cash flow (70% weighting). Metrics vary by individual based on responsibilities.

•

Individual contribution goals based on objective performance metrics that also allow the Compensation/Organization Committee to use judgment in considering quantitative and qualitative performance factors (30% weighting).

•

Range of annual incentive target as a percent of base salary is 100% to 165%.

•

Payment may range from 0% to 200% of target based on actual performance.

Long-Term Equity Incentive: PEP Award	Rewards achievement of performance related to the Company's long-term objectives and stockholder value creation.

60% of long-term incentive equity awarded as performance units under the PEP2017.

•

Performance criteria are adjusted EPS, free cash flow per share and relative TSR, weighted 37.5%, 37.5% and 25.0%, respectively in determining overall payout.

•

Payouts may range from 0% to 200% of target based on actual performance achieved over the performance period.

•

Three-year vesting period.

•

The final value depends on AECOM's stock price.

Long-Term Equity Incentive: Restricted Stock Unit Award

40% of long-term incentive equity awarded as RSUs that will convert to an equivalent number of AECOM shares of common stock, as long as the individual remains an AECOM employee through the three year vesting date.

•

Three-year vesting period.

•

The final value depends on AECOM's stock price.

2017 CEO and Other NEO "At Risk" Performance-Based and Share-Based Compensation

The majority of the target total compensation1 for our CEO and other NEOs2 is "performance based" (i.e., subject to the accomplishment of individual and the Company's objectives) and stock based (i.e., aligned with stockholders' interests) as follows:

CEO Target Compensation	Other NEO Target Compensation

1
Target PEP and Annual Cash is calculated at 100% of Target.

2
Defined as Ms. Christofferson and Messrs. Rudd, Wotring and Werner.

2017 Pay Practices

AECOM Employs the Following Executive Compensation Practices

Pay-for-Performance — We condition a majority of the compensation for Named Executive Officers (NEOs) on the achievement of earnings, cash flow and relative TSR objectives to ensure alignment with our stockholders' interests.

Stockholder Engagement — We engage with stockholders throughout the year about our compensation program.

Stock Ownership Guidelines — We have stock ownership guidelines that require Section 16 officers to maintain a significant equity stake in the Company. The CEO ownership guideline is six times base salary and the guideline for other NEOs is three times base salary.

Independent Consultant — We utilize the services of an independent compensation consultant who does not provide any other services to the Company.

Tally Sheets — We use tally sheets in assessing executive total compensation.

Clawback Policy — We maintain a clawback policy that allows us to recoup a portion of the incentive-based compensation awards paid to current and former Section 16 officers during the three fiscal years before an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws.

Risk Assessment — Our compensation consultant performs an independent risk assessment of compensation programs.

Say-on-Pay Vote — We have a policy to hold an advisory vote on executive compensation on an annual basis.

Competitive Analysis — We annually seek to understand labor market trends pertaining to amount and form of executive pay delivery through comprehensive competitive analyses.

AECOM Does Not Employ the Following

Stock Option Repricing — Our stock plan prohibits re-pricing underwater stock options or stock appreciation rights without stockholder approval.

Single Trigger Equity Acceleration — We do not maintain plans or agreements that provide for automatic single-trigger equity acceleration or severance payments in connection with a change in control (rather any payment of benefit requires a qualifying termination of employment following a change in control known as "double trigger").

Tax Gross-Ups — We do not provide tax gross-ups on change in control severance benefits to NEOs.

Hedging and Pledging — We prohibit hedging transactions involving Company securities and do not allow trading in puts, calls, options or other similar transactions involving Company securities. In addition, we prohibit the pledging of Company securities except in certain limited circumstances subject to Company approval and demonstration of the ability to repay the applicable loan without selling such securities.

COMPENSATION GOVERNANCE, PROCESS AND DECISIONS

2017 Compensation/Organization Committee's Process

Compensation decisions are made as part of a year-long review process:

The Compensation/Organization Committee, which is composed solely of independent directors, has been authorized to determine and approve compensation for AECOM's executive officers. The Compensation/ Organization Committee is also responsible for reviewing the compensation for the members of the Company's Board and submits any modifications for approval by the Board.

As part of the annual compensation planning process, the Compensation/Organization Committee reviews the NEOs' base salary, as well as short-term and long-term incentive compensation, with a focus on the total reward package. The Compensation/Organization Committee looks to AECOM's compensation peer group of companies, sub-peers within the compensation peer group, as well as the broader market, as a baseline for compensation decisions for NEOs. However, AECOM does not target executive officer compensation at a specific level or percentage relative to compensation provided by the companies in the compensation peer group or broader market. Instead, when determining compensation for executive officers, the Compensation/Organization Committee takes into account a broad array of factors, including the experience level of the individuals in their current positions, the overall financial and strategic performance of the Company during the year and the performance and contribution of each executive during the year relative to individual, pre-defined goals and objectives. Differences in compensation levels for our NEOs are driven by the Compensation/Organization Committee's assessment, in its judgment, of each of our executive's responsibilities, experience and compensation levels for similar positions at peer companies. Except as otherwise noted in this CD&A, the Compensation/Organization Committee's determinations are subjective and the result of business judgment informed by members' experiences, analysis of peer company data, input from the independent consultant, and overall compensation trends.

Each fiscal year, the Compensation/Organization Committee:

  •
  Approves design changes to the executive compensation program, as applicable.

  •
  Reviews the Company's financial, strategic and operational metrics and goals, and approves the performance objectives of the CEO and other executive officers.

  •
  Reviews full-year Company financial and strategic performance to understand what was accomplished relative to established objectives.

  •
  Evaluates the CEO's performance in light of the review of Company performance.

  •
  Discusses with the CEO his evaluation of the performance of each of the other executive officers relative to their individual performance objective.

  •
  Determines compensation amounts for the CEO and each of the other executive officers, taking into account:

    –
    Prior year's compensation;

    –
    Performance assessments;

    –
    Market considerations;

    –
    Individual performance and succession planning and retention considerations;

    –
    Input from the Compensation/Organization Committee's independent compensation consultant; and

    –
    For the other NEOs, the CEO's recommendations.

  •
  Reviews and approves the payouts for equity award with completed performance periods.

With respect to long-term incentive equity awards, the initial step in determining the awards is the Compensation/Organization Committee's determination of an overall pool for long-term incentive equity awards. This determination is based on a recommendation from the CEO, which takes into account the size of previous pools relative to the growth in the Company's earnings and in eligible employees, the accounting expense, the potential dilutive effects on stockholders and the external competitiveness of individual awards. The Compensation/Organization Committee considers market data, including compensation for comparable positions at peer companies, and the strategic importance of a position to determine the long-term incentive equity value to be awarded to each NEO. In making these decisions, the Compensation/Organization Committee takes into account the impact of the awards to the NEOs on the remaining pool available for allocation to other executives. The dollar value awarded by the Compensation/Organization Committee to each NEO is then converted into a specific number of units, based on the fair market value of AECOM common stock on the date of grant.

2017 Compensation/Organization Committee's Independent Compensation Consultant

The Compensation/Organization Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. The Compensation/Organization Committee engaged the services of the consulting firm Exequity LLP. During fiscal year 2017, the consultant provided data on the compensation and relative performance of compensation peer group companies as well as general industry data to the Compensation/Organization Committee, made presentations on regulatory and legislative matters affecting executive compensation, provided opinions on the degree to which compensation arrangements are consistent with market practices, and consulted on other compensation matters as needed. Exequity LLP does not provide any additional services to the Company.

The Compensation/Organization Committee has assessed the independence of Exequity LLP, considering the following six factors and other factors that it deemed relevant: (1) other services provided to the Company by Exequity LLP, (2) the amount of fees paid by the Company to Exequity LLP as a percentage of Exequity LLP's total revenue, (3) the policies or procedures maintained by Exequity LLP that are designed to prevent conflicts of interest, (4) any business or personal relationships between the individual employees of Exequity LLP involved in the engagement and a member of the Compensation/Organization Committee, (5) any AECOM stock owned by Exequity LLP's employees involved in the engagement and (6) any business or personal relationships between our executive officers and Exequity LLP or the employees of Exequity LLP involved in the engagement. Following such assessment, the Compensation/Organization Committee concluded that Exequity LLP is independent and that Exequity LLP's work raises no conflicts of interest.

2017 Assessing Competitive Practice

As part of its due diligence when making compensation decisions, the Compensation/Organization Committee examines pay data for a group of companies to stay current with market pay practices and trends and to understand the competitiveness of the Company's total compensation and its components of pay.

Compensation peer group data is also supplemented with market survey data from the Aon Hewitt U.S. Total Compensation Executive survey. The Compensation/Organization Committee uses the compensation peer group and market survey data for informational purposes. The Company does not target a specific percentile or make significant pay decisions based on market data alone. The Compensation/Organization Committee considers Company performance as well as the level of responsibility, experience and tenure of the individual and performance in the role.

The compensation peer group consists of the 19 companies below down from 21 in the previous year since Computer Science was acquired by another company and Danaher Corporation spun off part of its industrial operations into another company. Our compensation peer group not only includes engineering & construction and defense companies, but also companies in other industries that the Compensation/Organization Committee considered to be of similar size, international presence and complexity. The Compensation/ Organization Committee, when developing the compensation peer group, identified its competitors for talent and considered other various measures of size, scope and complexity, such as industry, sales, net income, market capitalization and enterprise value.

2017 Compensation Peer Group

  Engineering and Construction Peers

Chicago Bridge & Iron Company N.V.	Fluor	Jacobs Engineering Group

KBR

  Other Direct Competitors for Talent

Accenture Plc	General Dynamics	Northrop Grumman

Baker Hughes	Halliburton	PACCAR

Cognizant Technology Solutions	Illinois Tool Works	Parker-Hannifin

Cummins	L3 Technologies	Raytheon

EMCOR Group	Leidos Holdings	Xerox

2017 Performance Measures

AECOM used specific measures to drive and reward performance in fiscal year 2017:

  •
  Net Income and Profitability (measured by adjusted net income, adjusted earnings per share and pre-variable compensation EBITA);

  •
  Cash Flow and Organic Growth (measured by operating cash flow, free cash flow per share and organic growth); and

  •
  Stockholder value creation (measured by stock price and total shareholder return).

In fiscal year 2017, the Compensation/Organization Committee approved a pre-determined framework of adjustments to our financial results for our short-term and long-term incentive plans to the extent consistent with Section 162(m) of the Code, to ensure our executive compensation is aligned with our business performance. Generally, these adjustments may include unusual items, both positive and negative, that are inconsistent with the assumptions reflected in our financial plans. These adjustments under our formulaic framework may vary from year to year and include unplanned acquisitions and other acquisition-related matters, accounting changes and other unusual items.

While our reported financial results are made according to GAAP for fiscal year 2017, the Compensation/Organization Committee concluded that for the purposes of our short-term incentive and long-term incentive equity awards, it is appropriate to use certain Non-GAAP measures which have been reconciled to their GAAP equivalent, see Annex A, Reconciliation of Non-GAAP Items.

Stockholder Engagement

The Compensation/Organization Committee values stockholder feedback in the development of AECOM's executive compensation programs, including the feedback collected from the result of the annual stockholder advisory vote on executive compensation, which was supported by 52.5% of our stockholders. As previously disclosed on pages 27 to 37, we undertook substantial stockholder outreach to better understand the causes of lower than anticipated stockholder support and to determine if any enhancements to our executive compensation program were appropriate.

2017 Elements of our Named Executive Officer Compensation

The following is a discussion of the primary elements of fiscal year 2017 compensation for each of our NEOs.

Fixed Incentive Elements

Base Salaries

Our Compensation/Organization Committee adjusts base salaries in connection with its periodic review considering the competitive talent market conditions, NEOs' performances, and any change in responsibilities. The following sets forth the fiscal year 2017 base salaries increases for each NEO made primarily due to competitive market conditions:

NEOs	2016 Base Salary	2017 Base Salary

Michael S. Burke	$1,276,928	$1,354,812

W. Troy Rudd	$528,851	$581,167

Carla J. Christofferson	—	$578,474

Frederick W. Werner	$661,540	$672,309

Randall A. Wotring	$705,389	$731,925

The Compensation/Organization Committee believes that our NEOs' base salary levels provide appropriate levels of fixed income based on the background, qualifications and skill set of each executive.

Performance Incentive Elements

Annual Cash Bonus (Short Term Incentive)

Our Compensation/Organization Committee annually approves Company performance metrics under our annual cash bonus program, the Executive Incentive Plan ("EIP"), that establishes an annual short-term incentive award opportunity to be paid to each NEO upon achieving certain performance goals.

Annual Cash Bonus / Short-Term Incentive Program

The short term performance incentive ("annual cash bonus") program has a target performance formula that links financial results and achievement of strategic measures to payment.

  •
  70% of Annual Cash Bonus = Pre-established financial and operational goals that require a high level of performance.

  •
  30% of the Annual Cash Bonus = Key performance indicators (KPIs) around the areas of people, clients, growth, innovation and excellence.

  •
  Payments = Range from 0% to 200% of target based on actual performance.

Fiscal Year 2017 and Fiscal Year 2018 Design Changes

Our Compensation/Organization Committee made the design changes described below to the fiscal year 2017 performance metrics and weightings for our annual cash bonus. In addition, as further discussed on page 27 to 37, as a result of investor feedback, the Compensation/Organization Committee added "per share" performance metrics to the annual cash bonus program in fiscal year 2018 to incentivize the execution of our new capital allocation policy and drive "per share" value.

NEOs	Redesigned — Fiscal Year 2017 Performance Metrics and Weighting	Redesigned — Fiscal Year 2018 Performance Metrics and Weighting

Michael S. Burke	Adjusted Net Income = 35%	Adjusted Earnings Per Share = 35%

W. Troy Rudd	Operating Cash Flow = 35%	Operating Cash Flow Per Share = 35%
	KPIs = 30%	KPIs = 30%

Randall A. Wotring	Technical and Operational Service (TOS) Pre-VC EBITA = 35%	Adjusted Earnings Per Share = 25%
	TOS Operating Cash Flow = 35%	Operating Cash Flow Per Share = 25%
	KPIs = 30%	KPIs = 50%

Frederick W. Werner	Design Consulting Services (DCS) Americas Organic Growth = 50%	—
DCS Americas Pre-VC EBITA = 20%
KPIs = 30%

Carla J. Christofferson	Adjusted Net Income = 35%	Adjusted Earnings Per Share = 25%
	Operating Cash Flow = 35%	Operating Cash Flow Per Share = 25%
	KPIs = 30%	KPIs = 50%

NEOs' annual cash bonus payouts depend on achieving objective financial and operational performance metrics during the year. Awards are based in part on the NEO's performance results and the assessment of individual's KPI performance over the annual performance period. For example, for Messrs. Burke and Rudd, annual cash bonus payouts were calculated as follows:

The NEOs annual cash bonus payouts can range from 0%, if the minimum performance threshold is not achieved, to 200% if the maximum performance standards are met or exceeded.

NEOs	Base Salary Target Percentage	Target Percentage	Maximum Percentage

Michael S. Burke	165%	100%	200%

W. Troy Rudd	100%	100%	200%

Carla J. Christofferson	100%	100%	200%

Randall A. Wotring	100%	100%	200%

Frederick W. Werner	100%	100%	200%

The annual cash bonus is based in part on the actual achievement of Company performance metrics that are aligned with our annual financial and operational goals in our business plan. The Compensation/Organization Committee determined that each goal was challenging and set at levels that would require the Company to achieve significant positive performance. In addition, see pages 27 to 37 in the Compensation Discussion and Analysis for additional disclosures related to pay for performance and goal setting. The fiscal year 2017 annual cash bonus eligible to be earned was based upon the following performance metrics and weightings for each NEO:

Burke, Rudd, and Christofferson

Performance Metric	Target Weighting Percentage	Threshold Amount($)	Target Amount($)	Maximum Amount($)	Actual Amount($)*	Earned Percentage

Adjusted Net Income	35%	$414.7	$451.6-$470.0	$483.9	$440.3	24.3%

Operating Cash Flow	35%	$477.0	$519.4-$540.6	$556.5	$758.2	70.0%

KPIs	30%	See Compensation/Organization Committee Assessment.

*
See Annex A, Reconciliation of Non-GAAP Items.

While the Adjusted Net Income performance metric fell below the Target Amount, the operating cash flow performance metric exceeded the Maximum Amount, reflective of our overachievement (vs. the rigors of our goals).

Wotring

Performance Metric	Target Weighting Percentage	Threshold Amount($)	Target Amount($)	Maximum Amount($)	Earned Percentage

TOS Pre-VC EBITA*	35%	$177.1	$204.2-$212.6	$229.2	70.0%**

TOS Operating Cash Flow	35%	$216.8	$249.9-$260.1	$280.5	30.8%**

KPIs	30%	See Compensation/Organization Committee Assessment.

*
Pre-variable compensation earnings before interest, tax and amortization.

**
The Company does not disclose financial information for individual geographies and business units. The targets were designed to be challenging to achieve.

Werner

Performance Metric	Target Weighting Percentage	Threshold Amount	Target Amount	Maximum Amount	Earned Percentage

DCS Americas Organic Growth	50%	1.60%	3.10%-3.30%	4.80%	0.0%**

DCS Americas Pre-VC EBITA*	20%	$274.6	$316.5-$329.5	$355.3	17.8%**

KPIs	30%	See Compensation/Organization Committee Assessment.

*
Pre-variable compensation earnings before interest, tax and amortization.

**
The Company does not disclose financial information for individual geographies and business units. The targets were designed to be challenging to achieve.

Key Performance Indicator (KPI) Assessment

In determining each NEO's performance against their KPIs, the Compensation/Organization Committee assessed each NEO's individual performance as well as the Company's overall 2017 business performance. Key KPIs on operations and other strategic priorities for each NEO can be found below. In addition, KPIs for each NEO include people goals that incentivize and reward for engaging and enabling our workforce, attracting, developing, and retaining talent, and succession planning.

NEOs	Operational and Strategic Goals

Michael S. Burke

✓

Execute the Company's design, build, finance and operate strategy through integrated cross business group collaboration and pursuits

✓

Expand services in existing markets and into new geographic markets

✓

Build the AECOM brand

W. Troy Rudd

✓

Optimize liquidity and cost of capital

✓

Drive AECOM stock value through investor relations outreach and communications

✓

Reduce general and administrative costs

✓

Enhance operational reporting to drive deliberate and rational investment decisions

Carla J. Christofferson	✓ Organize processes on enterprise and operational risk management ✓ Improve service to operations, increase Legal's role as a strategic business partner ✓ Reduce overall legal costs

Randall A. Wotring

✓

Identify and target cross business group collaboration and pursuits as part of the execution of the Company's design, build, finance and operate strategy

✓

Expand services in existing markets and into new geographic markets

✓

Maintain excellent ratings and recommendation rates from clients

Frederick W. Werner

✓

Identify and target cross business group collaboration and pursuits as part of the execution of the Company's Design, Build, Finance, and Operate strategy

✓

Expand services in existing markets and into new geographic markets

✓

Maintain excellent client satisfaction and loyalty rates from clients

The fiscal year 2017 annual cash bonus paid to our NEOs under our EIP were as follows:

NEOs	2016 Bonus ($)	2017 Bonus ($)	Overview of Significant Achievements

Michael S. Burke	$2,788,500	$3,330,315	• Responsible for our strong stock price, cash flow, backlog and revenue performance; drove collaboration, innovation, safety and geographic expansion efforts.

W. Troy Rudd	$560,000	$700,000	• Debt reduction and debt refinancing efforts improved Company's capital position; strong stock price performance; instituted new capital allocation policy.

Carla J. Christofferson	$575,000	$700,000	• Expanded Legal's role as a strategic business partner, centralized litigation claims and improved processes to identify projects with unreasonable risk profiles.

Frederick W. Werner	$320,000	$500,000	• Delivered wins in excess of the financial plan and better positioned Company for long-term growth.

Randall A. Wotring	$1,200,000	$1,480,000	• Expanded global defense capabilities, global nuclear decommissioning business and federal integrated delivery business.

Long-Term Incentive Equity Awards

We believe that long-term equity awards enable us to deliver competitive compensation value to the NEOs at levels sufficient to attract and retain top talent while aligning their interests with that of our stockholders by incentivizing and rewarding increases in stockholder value. Long-term incentive equity awards align our NEOs' interests with those of our stockholders by linking the final value to AECOM's stock price and, for PEP awards, establishing performance metrics that drive long-term stockholder value. Because vesting is based on continued employment over three years, our long-term equity incentives not only serve to help retain our NEOs through the award vesting period but also ensure NEOs are focused on long-term value creation and building sustainable growth.

Long-Term Incentive Equity Awards

Fiscal year 2017 long-term incentive equity awards have a compensation mix composed of:

  •
  60% performance units under the Performance Earnings Program ("PEP") =

  –
  PEP awards include three annual performance periods for our earnings and cash flow metrics and one three-year period for our TSR metric.

  –
  Payouts at the end of the three-year vesting period may range from 0% to 200%.

  •
  40% Restricted Stock Units ("RSUs") =

  –
  The restricted stock units vest three years after grant.

  •
  Payments = PEPs and restricted stock units are paid in shares of AECOM stock.

  •
  Final Value = The final value depends on AECOM's stock price, furthering alignment with stockholders.

2017 PEP Design Changes; Addition of Relative Total Shareholder Return Metric

Starting in fiscal year 2017, in order to further align the interests of our NEOs with those of our stockholders, our Compensation/Organization Committee made significant design changes to its PEP awards. Fiscal year 2017 PEP awards included a relative TSR performance metric measured over three years as a third performance goal. In addition, the two annual performance periods contained in the fiscal year 2016 PEP awards were increased to include a third annual performance period for the financial metrics. A comparison of the revised design changes made in fiscal year 2017 compared to fiscal year 2016 is provided below.

	PEP Award — Fiscal Year 2016	Redesigned PEP Award — Fiscal Year 2017

Performance Metrics	Adjusted Earnings Per Share = 50% Free Cash Flow Per Share = 50%	Adjusted Earnings Per Share = 37.5% Free Cash Flow Per Share = 37.5% Relative Total Shareholder Return = 25%

Performance Periods	Two annual performance periods	Three annual performance periods for the Adjusted Earnings Per Share and Free Cash Flow Per Share financial metric One three-year performance period for the Relative Total Shareholder Return metric

Relative Total Shareholder Return Metric	N/A	Performance measured over a three-year performance period vs. Company's compensation peer group

As in prior years, the PEP performance period financial metrics consisted of annual performance periods in which the year 1 target is reflective of AECOM's financial plan and years 2 and 3 targets are growth percentages over year 1 and year 2 performance, respectively. The Compensation/Organization Committee believes that this design targeted year-over-year growth and incentivizes sustainable long-term creation of stockholder value while addressing the year-over-year volatility inherent in our industry. In addition, the Compensation/Organization Committee has further incentivized sustainable long-term growth with the addition of a relative TSR metric measured over a single three-year period.

As part of its review of fiscal year 2017 performance, the Compensation/Organization Committee analyzed the role and responsibilities of each NEO, including their past and current performance history, and prevailing market practices with respect to the Company's compensation peer group. Annual equity awards were not determined based on the attainment of any particular individual, Company or third party performance metric but were instead based on a consideration of all relevant factors as applied to each NEO (taking into consideration the Compensation/Organization Committee's collective experience regarding appropriate annual equity grant levels). In addition, see pages 27 to 37, in the Compensation Discussion and Analysis for additional disclosures related to pay for performance and goal setting. Based on this assessment, the Compensation/Organization Committee approved the following equity awards in fiscal year 2017:

	2016		2017

NEO	RSU Award ($)	PEP Target Award ($)	RSU Award ($)	PEP Target Award ($)	Overview of Equity Grant Changes

Michael S. Burke	$4,200,020	$6,300,015	$4,400,001	$6,994,681	Increase based on competitive compensation data

W. Troy Rudd	$480,007	$720,025	$600,028	$953,824	Increase based on competitive compensation data and recognition of greater experience in the CFO role

Carla J. Christofferson	—	—	$540,002	$858,462	N/A

Randall A. Wotring	$520,010	$780,014	$720,003	$1,144,589	Increase reflective of increasing role in AECOM's long-term success as further evidenced by his promotion to COO

Frederick W. Werner	$800,001	$1,200,001	$800,024	$1,271,779	Flat year-over-year. Increase in PEP award attributable to relative TSR awards as noted in the next paragraph.

Increases in PEP Target Award values (based on grant date fair values) in the table above are partly attributable to the addition of a relative TSR metric. The SEC requires relative TSR awards to be valued under the Monte Carlo option pricing model, resulting in a 124% premium in the reportable value vs. the value of the award based on the closing stock price on the date of grant.

PERFORMANCE EARNINGS PROGRAM — 2017 ACTUAL ACHIEVEMENTS AND PAYOUTS

Fiscal Years 2015-2017 (PEP2015)

AECOM's PEP2015 had two one-year performance periods, the second of which ended in fiscal year 2016. Performance was measured with a 50% emphasis on adjusted earnings per share (EPS) and a 50% emphasis on adjusted free cash flow (FCF) per share. Given AECOM's achievement of the PEP2015 goals as disclosed in our prior Proxy Statements, NEOs received PEP2015 payouts at 125% of the target award amounts. Although the performance period for PEP2015 ended at the end of fiscal year 2016, continued employment through December 15, 2017, was required before the PEP2015 awards became vested.

Fiscal Years 2016-2018 (PEP2016)

The second of the two one-year performance periods for AECOM's PEP2016 closed at the end of fiscal year 2017. Performance was measured with a 50% emphasis on growth in adjusted EPS and a 50% emphasis on growth in FCF per share. Given AECOM's achievement of the PEP2016 goals, NEOs may receive payments from PEP2016 at 125% (100% in Year 1 and 150% in Year 2) of target award amounts. The following table illustrates the threshold, target, maximum and actual payout percentages for the second year of PEP2016. Although the performance period for PEP2016 ended at the end of fiscal year 2017, continued employment through December 15, 2018, is required before the PEP2016 awards become vested.

Year 2 (Fiscal Year 2017)	Threshold	Target	Maximum	Actual	Actual Payout (%)

Adjusted EPS Growth[1]	(5.0)%	2.0%-5.0%	10.0%	4.8%	100%

FCF Per Share Growth[2]	(5.0)%	2.0%-5.0%	10.0%	39.8%	200%

  1
  Growth was calculated from a $2.45 achievement in fiscal year 2016.
  2
  Growth was calculated from $3.02, at 200% of Target in fiscal year 2016.

Fiscal Years 2017-2019 (PEP2017)

The first of the three one-year performance periods for AECOM's PEP2017 closed at the end of fiscal year 2017, measured with a 37.5% emphasis on adjusted EPS and a 37.5% emphasis on FCF per share. In addition, 25% of PEP2017 will be measured based on relative total shareholder return at the end of the three-year period. Given AECOM's achievement of the PEP2017 goals, NEOs earned payments from the first year of PEP2017 at 33.7% weighted or 134.8% unweighted of the target award amounts. The following table illustrates the threshold, target, maximum and actual payout percentages for the first year of PEP2017. Although the first year of the performance period for PEP2017 ended at the end of fiscal year 2017, continued employment through December 15, 2019, is required before the PEP2017 awards become vested.

Year 1 (Fiscal Year 2017)	Threshold	Target	Maximum	Actual[3]	Actual Payout (%)

Adjusted EPS	$2.61	$2.84-$2.96	$3.05	$2.77	69.6%

FCF Per Share	$2.35	$2.56-$2.66	$2.74	$4.27	200%

  3
  See Annex A, Reconciliation of Non-GAAP Items.

OTHER PROGRAMS, POLICIES AND GUIDELINES

Stock Ownership Guidelines for Named Executive Officers

NEOs are subject to stock ownership guidelines, which helps to ensure that their interests are aligned with those of stockholders. Under the guidelines, AECOM's CEO is required to maintain ownership of AECOM stock at six times base salary and the other NEOs at three times base salary. The minimum number of shares required to meet the guideline is updated annually based on each executive's salary and the 12-month trailing average AECOM stock price. Shares owned directly and indirectly, unvested PEP units and other restricted stock units and vested stock options/shares are counted toward the guidelines. Executives have five full fiscal years, starting from the date an executive is first subject to the guidelines, to comply.

The following table outlines the stock ownership of AECOM's NEOs as of September 30, 2017.

Named Executive Officers	Guideline — Salary Multiple	Actual — Salary Multiple

Michael S. Burke	6.0	31.5

W. Troy Rudd	3.0	7.0

Carla J. Christofferson	3.0	4.6

Randall A. Wotring	3.0	9.0

Frederick W. Werner	3.0	14.9

Each of the NEOs' level of AECOM stock ownership exceeded the applicable guideline levels as of the above date.

Benefit, Retirement and Perquisite Programs

To protect the Company's executives' health and well-being, facilitate the operation of the business, assist in the retention of current executives and aid in the recruitment of new executives, AECOM's NEOs are eligible to participate in benefit plans that are available to a substantial amount of all employees, including participation in retirement plans, medical insurance, dental insurance, life insurance and disability insurance programs. Further, the Company offers certain additional benefits only to executive officers and other senior officers, where applicable, which consist of the following:

  •
  Executive Life Insurance.  AECOM provides life insurance coverage for an amount up to $2 million for each NEO.

  •
  Executive Disability Program.  AECOM provides an Executive Disability Program, which offers salary replacement of up to 60% of salary in the event of an executive's disability (maximum $25,000 per month).

  •
  Executive Health Program.  AECOM's CEO and Group President, Design and Consulting Services, became executive officers prior to the time the plan became frozen to new participants and, as such, are eligible to participate in the U.S. Executive Health Program on an annual basis. This plan provides up to 100% reimbursement for necessary medical, prescription, dental and vision expenses.

  •
  AECOM Executive Deferred Compensation Plan ("EDCP").  The EDCP, which was ratified by the Company in December 2012, is a non-qualified deferred compensation plan that enables highly compensated U.S. employees to defer compensation.

  •
  Perquisites.  The Company believes that offering certain limited perquisites, including an executive allowance to offset normal business expenses incurred by the executive in service to the Company, facilitates the operation of AECOM's business and assists in executive retention.

  •
  Security Arrangement.  The Company maintains a comprehensive security program that includes ground and air executive protection that we considered necessary to address our security requirements. In selecting the level and form of protection, we and the Board considered both security risks faced by those in our industry in general and security risks specific to our Company and its individuals. Given the nature of our work across the world, the Company has received evidence of credible threats that we considered when establishing these security requirements.

Pursuant to this Security Arrangement, the Board requires that the CEO use private air travel for purposes of security, rapid availability and communications connectivity. This program is not designed to provide a personal benefit (other than the intended security). If, as a result, the CEO uses private air travel for personal reasons, then the reported amount is calculated at the aggregate incremental cost.

We regularly review the nature of the threat and associated vulnerabilities with law enforcement and security specialists and will continue to revise our security program as appropriate.

Change in Control Provisions, Severance Benefits and Employment Agreements

Effective March 5, 2009, the Company adopted the AECOM Technology Corporation Change in Control Severance Policy for Key Executives. The policy was created to provide severance benefits to key executives and to make certain that those executives would remain focused on stockholder interests in the event of a corporate transaction or in connection with a change in control of the Company.

The policy provides for the following benefits upon termination without Cause or for Good Reason following a Change in Control (as such terms are defined in the policy) ("double trigger" for cash and equity):

  •
  A lump-sum severance payment equal to a multiple (of 2.0 for the CEO and of 1.5 for each of the other NEOs) of the sum of each individual's base salary and average bonus (in general, the average of the bonus paid for the three fiscal years preceding the year of termination);

  •
  Continuation of group health benefits for the number of years equal to the severance multiple;

  •
  Accelerated vesting of all time-vested equity awards, including stock options and restricted stock units;

  •
  Accelerated vesting of performance-based awards, such as PEP awards, with payment based on performance achievement through the date of the change in control; and

  •
  Pro-rata bonus payment during the year of termination.

The policy does not provide a gross-up for excise or other taxes.

The Company also entered into agreements with Messrs. Burke and Wotring that provide certain severance benefits to them in the event of an involuntary termination that is not covered by the Change in Control Severance Policy. A summary of the key terms of these agreements, as well as additional details, can be found under the "PAYMENTS AND BENEFITS UPON TERMINATION OR CHANGE IN CONTROL" section of this Proxy Statement.

Clawback Provisions

The Compensation/Organization Committee maintains a clawback policy applicable to all current and former Section 16 officers that will apply if there is an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The Company is authorized to recover a portion of the incentive awards paid to current or former executive officers during the three full fiscal years prior to the date of the covered event.

Hedging and Pledging

The Company's insider trading policy prohibits all directors, executive officers (as defined by Section 16 of the Exchange Act) and certain other employees designated as insiders from engaging in any hedging or monetization transactions, such as zero-cost collars and forward-sale contracts, involving Company securities.

In addition, the policy prohibits buying shares on margin and the pledging of Company securities by NEOs except in certain limited circumstances subject to Company approval and demonstration of the NEO's ability to repay the applicable loan without selling such securities.

Tax Treatment

Section 162(m) of the Internal Revenue Code, as in effect for fiscal 2017, limited a company's federal tax deduction on compensation paid in excess of $1,000,000 per year to the CEO and the other NEOs other than the CFO. The IRS' limitation did not apply to compensation that qualifies as "performance-based" under federal tax law. AECOM's policy has been to structure compensation arrangements, to the extent practicable, with the Company's executive officers that were intended to be deductible under federal tax law, unless the benefit of such deductibility was outweighed by AECOM's corporate objectives. However, since corporate objectives may not always have been consistent with the requirements for full deductibility and further given that the application of Section 162(m) is complex and changes with time (with potentially retroactive effect), AECOM reserved the ability, when appropriate, to enter into compensation arrangements under which payments were not anticipated to be deductible under Section 162(m). Under AECOM's stockholder-approved Executive Incentive Plan ("EIP"), which served as an "umbrella plan" for incentive payments to covered executives, for fiscal year 2017, incentives would only be paid to participants if there were net income (as defined in the EIP, including adjustments) over such fiscal year. For fiscal 2017, AECOM's chief executive officer was eligible to receive an incentive payment under the EIP of up to 3% of the Company's net income (as defined in the EIP including adjustments), and each other participant was eligible to receive an incentive payment under the EIP of up to 1.5% of the Company's net income for such fiscal year. The EIP served only to provide a ceiling on the maximum incentives that any NEO could receive for a fiscal year. Actual incentive payments were determined in accordance with the short-term and long-term programs described in this proxy. It is anticipated that tax changes resulting from the recently passed Tax Reform Bill, effective as of January 1, 2018, could impact future pay practices because executive compensation paid to our NEOs greater than $1 million will no longer be deductible per Section 162(m).

REPORT OF THE COMPENSATION/ORGANIZATION
COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation/Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and this Proxy Statement.

Respectfully submitted,
James H. Fordyce, Chair Linda Griego Dr. Robert J. Routs Clarence T. Schmitz

EXECUTIVE COMPENSATION TABLES

The following tables provide information regarding the compensation awarded to or earned during fiscal year ended September 30, 2017, by our NEOs.

Summary Compensation Table for Fiscal Years Ended September 30, 2017, 2016 and 2015

Name and Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)		Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings		All Other Compensation		Total

Michael S. Burke	2017	$1,354,812	$0	$11,394,682		$3,330,315	$0		$503,938	(4)	$16,583,747
Chairman and CEO (PEO)	2016	$1,276,928	$0	$10,500,035		$2,788,500	$0		$491,421		$15,056,884
	2015	$1,153,858	$0	$14,000,050		$2,970,000	$0		$489,283		$18,613,191
W. Troy Rudd	2017	$581,167	$0	$1,553,852		$700,000	$2,815		$63,135	(5)	$2,900,969
Executive Vice President, Chief	2016	$528,851	$0	$1,200,031		$560,000	$997		$54,786		$2,344,665
Financial Officer (PFO)
Carla J. Christofferson	2017	$578,474	$0	$1,398,464		700,000	$0		$42,757	(6)	$2,719,695
Executive Vice President,
General Counsel
Stephen M. Kadenacy.	2017	$716,833	$0	$8,877,980	(7)	$0	$0		$2,086,208	(8)	$11,681,021	(7)
Former President and COO	2016	$713,464	$0	$3,600,034		$1,037,000	$0		$112,744		$5,463,242
	2015	$663,472	$0	$3,150,025		$1,114,000	$0		$96,012		$5,023,509
Frederick W. Werner	2017	$672,309	$0	$2,071,803		$500,000	$0	(9)	$77,022	(10)	$3,321,134
Group President, DCS —	2016	$661,540	$0	$2,000,002		$320,000	$76,478		$69,093		$3,127,113
Americas	2015	$644,240	$110,000	$2,000,021		$390,000	$20,744		$61,151		$3,226,156
Randall A. Wotring	2017	$731,925	$20,000	$1,864,591		$1,480,000	$0	(9)	$20,750	(11)	$4,117,266
Chief Operating Officer	2016	$705,389	$0	$1,300,024		$1,200,000	$140,399		$22,697		$3,368,509
	2015	$680,060	$120,000	$2,600,060		$1,380,000	$0		$22,225		$4,802,345

(1)
Includes any deferrals to AECOM's qualified defined contribution plan and our non-qualified deferred compensation plan. For more information regarding amounts deferred into the non-qualified deferred compensation plan, please refer to the "EXECUTIVE NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2017" table. The fiscal year 2017, fiscal year 2016 and fiscal year 2015 compensation amounts are for a 52-week fiscal year.

(2)
These amounts represent the grant date fair value of the stock awards granted during the applicable fiscal year. For Mr. Burke, his amount includes annual stock awards granted in November 2014 and a performance recognition award granted in November 2014 associated with the successful acquisition of URS. For Mr. Wotring, his amount includes annual stock awards granted in November 2014 and a special sign-on restricted stock unit award granted in November 2014.

With respect to the PEP awards, these amounts represent the value based on the target performance as of the grant date. The value of the financial metrics portion (75%) of the PEP2017 awards based on maximum performance is as follows: Mr. Burke — $9,900,001 ($6,600,001 × 75% × 200%), Mr. Rudd — $1,350,005 ($900,004 × 75% × 200%), Ms. Christofferson — $1,215,033 ($810,022 × 75% × 200%), Mr. Kadenacy — $3,375,042 ($2,250,028 × 75% × 200%), Mr. Werner — $1,800,026 ($1,200,018 × 75% × 200%), and Mr. Wotring — $1,620,006 ($1,080,004 × 75% × 200%).

The "GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2017," "OUTSTANDING EQUITY AWARDS FOR FISCAL YEAR END 2017" and the "OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2017" tables include additional information with respect to all awards outstanding as of September 29, 2017.

Each participant who received a PEP2017 award, was awarded a specific number of target units that may be earned by the participant over three independent one-year performance periods, with respect to the financial performance goals and over one three-year period, with respect to the relative TSR goal. The future value of these PEP grants is dependent upon the performance of the Company during the applicable performance periods.

Each participant who received a restricted stock unit award in fiscal year 2017 was awarded a specific number of units that will be earned after three years and paid at a future settlement date.

(3)
These amounts represent the annual bonus/short-term incentive compensation earned by the NEOs in their respective fiscal years. See "COMPENSATION DISCUSSION AND ANALYSIS — 2017 ELEMENTS OF OUR NAMED EXECUTIVE COMPENSATION" for a description of this short term incentive program. These amounts include any deferrals to the Company's qualified defined contribution and non-qualified deferred compensation plan.

(4)
This amount includes a Company match in the AECOM Retirement and Savings Plan (RSP), executive life insurance premiums, health and welfare benefit premiums and other medical costs, a Company-paid charitable match, club membership dues, an executive allowance, spousal board meeting attendance, and $385,176 per the Security Arrangement.

(5)
This amount includes a Company match in the RSP, executive life insurance premiums, health and welfare benefit premiums and other medical costs, a Company-paid charitable match, club membership dues, Company-paid parking, and a car allowance.

(6)
This amount includes a Company match in the RSP, executive life insurance premiums, health and welfare benefit premiums and other medical costs, a Company-paid charitable match, club membership dues, and Company-paid parking.

(7)
For Mr. Kadenacy, in accordance with FASB ASC Topic 718, this amount includes $3,884,611, representing the grant date fair value of Mr. Kadenacy's fiscal year 2017 equity awards, and $4,993,369, representing the fair value of the acceleration of fiscal year 2015 and fiscal year 2016 equity awards pursuant to the severance agreement executed on June 27, 2017. The total stock award value for Mr. Kadenacy is presented consistent with SEC guidance, although this results in the inclusion of $4,993,369 in equity award value that was previously reported in fiscal year 2015 and fiscal year 2016 and results in the disclosure of the full grant date fair value of fiscal year 2017 equity award even though the fiscal year 2017 equity award was forfeited and not accelerated. See "SEPARATION AND RELEASE AGREEMENT WITH STEPHEN M. KADENACY" for additional information.

(8)
This amount includes a Company match in the RSP, executive life insurance premiums, health and welfare benefit premiums and other medical costs, a Company-paid charitable match, club membership dues, an executive allowance, air travel, and severance payment of $2,019,148. For more information on the severance payment, please refer to the "PAYMENTS AND BENEFITS UPON TERMINATION OR CHANGE IN CONTROL" table.

(9)
Where an individual NEO's change in present value is negative in aggregate we have shown a change in pension value of $0 for each plan. The non-zero changes are as follows:

Name	Plan Name	Change in Pension Value

Frederick W. Werner	AECOM Pension Plan	$–3,562

	AECOM Management Supplemental Executive Retirement Plan	$–5,199

	AECOM 1992 Supplemental Executive Retirement Plan and Excess Benefit Plan	$–119,842

	Total change in pension value	$–128,603

Randall A. Wotring	URS Federal Services, Inc. Employees Retirement Plan	$–6,195

(10)
This amount includes a Company match in the RSP, executive life insurance premiums, health and welfare benefit premiums and other medical costs of $45,264, spousal Board meeting attendance, and an executive allowance.

(11)
This amount includes a Company match in the RSP, executive life insurance premiums, health and welfare benefit premiums and other medical costs, and spousal Board meeting attendance.

Grants of Plan-Based Awards for Fiscal Year 2017

The Compensation/Organization Committee typically considers and approves non-equity incentive targets and long-term incentive equity awards in the first quarter of each fiscal year at regular meetings. The following table sets forth information with respect to non-equity incentive targets and long-term incentive equity awards granted to NEOs during fiscal year ended September 30, 2017.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares or	Grant Date Fair Value of Stock and

Name and Principal Position	Grant Type	Grant Date	Threshold ($)	Target ($)	Max. ($)	Threshold (#)	Target (#)	Max. (#)	Stock/ Units	Option Awards(3)

Michael S. Burke	STI		$0	$2,268,750	$4,537,500	—	—	—	—	$0
Chairman and CEO (PEO)	PEP	12/15/16	—	—	—	0	172,956	345,912	—	$6,994,681
	RSU	12/15/16	—	—	—	—	—	—	115,304	$4,400,001
W. Troy Rudd	STI		$0	$600,000	$1,200,000	—	—	—	—	$0
Executive Vice President,	PEP	12/15/16	—	—	—	0	23,585	47,170	—	$953,824
Chief Financial Officer	RSU	12/15/16	—	—	—	—	—	—	15,724	$600,028
(PFO)
Carla J. Christofferson	STI		—	$600,000	$1,200,000	—	—	—	—	$0
Executive Vice President,	PEP	12/15/16	—	—	—	0	21,227	42,454	—	$858,462
General Counsel	RSU	12/15/16	—	—	—	—	—	—	14,151	$540,002
Stephen M. Kadenacy	STI		$0	$852,500	$1,705,000	—	—	—	—	$0
Former President and	PEP	12/15/16	—	—	—	0	58,963	117,926	—	$2,384,580
COO	RSU	12/15/16	—	—	—	—	—	—	39,309	$1,500,031
	PEP	12/15/15	—	—	—	0	42,113	84,226	—	$1,361,513
	RSU	12/15/15	—	—	—	—	—	—	25,402	$821,247
	PEP	12/15/14	—	—	—	0	53,457	106,914	—	$1,728,265
	RSU	12/15/14	—	—	—	—	—	—	33,478	$1,082,344
Frederick W. Werner	STI		$0	$675,000	$1,350,000	—	—	—	—	$0
Group President, DCS —	PEP	12/15/16	—	—	—	0	31,447	62,894	—	$1,271,779
Americas	RSU	12/15/16	—	—	—	—	—	—	20,965	$800,024
Randall A. Wotring	STI		$0	$740,000	$1,480,000	—	—	—	—	$0
Chief Operating Officer	PEP	12/15/16	—	—	—	0	28,302	56,604	—	$1,144,589
	RSU	12/15/16	—	—	—	—	—	—	18,868	$720,003

(1)
See "COMPENSATION DISCUSSION AND ANALYSIS — 2017 ELEMENTS OF OUR NAMED EXECUTIVE COMPENSATION" for a description of this short-term incentive program.

(2)
The target for the PEP2017 awards was 100% of the granted PEP units. The maximum for the PEP2017 awards was 200% of the granted PEP units.

(3)
The grant date fair value amounts in this column are based on the following calculations:

•
All of the PEP awards subject to financial performance vesting conditions are calculated based upon the number of target PEP units granted multiplied by 75% and by the common stock price of $38.16 on the day of grant for the awards issued on December 15, 2016. PEP awards subject to relative TSR performance vesting conditions are calculated based upon the number of target PEP units granted multiplied by 25% and by the Monte Carlo value of $47.29 on December 15, 2016. These PEP awards will cliff vest 100% on December 15, 2019, following the close of the three-year vesting period, provided the performance conditions are achieved.

•
All of the annual restricted stock unit awards are calculated based upon the number of restricted stock units granted multiplied by the common stock price of $38.16 on the day of grant for the awards issued on December 15, 2016. These annual restricted stock unit awards will cliff vest 100% on December 15, 2019, following the close of the three-year vesting period.

Outstanding Equity Awards for Fiscal Year 2017

The following table sets forth information with respect to all outstanding long-term incentive equity awards granted to NEOs as of the end of fiscal year ended September 30, 2017.

	Option Awards						Stock Awards

Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)

Michael S. Burke	N/A	127,714	510,856	(5)	$31.62	3/5/2024	RSU2017	115,304	RSU2017	$4,244,340	PEP2017	188,004	PEP2017	$6,920,427
Chairman and CEO (PEO)							RSU2016	140,375	RSU2016	$5,167,204
							RSU2015	111,077	RSU2015	$4,088,744
	66,561	N/A			$27.54	12/8/2017	RSU2015MSB	154,274	RSU2015MSB	$5,678,826
							PEP2016	263,203	PEP2016	$9,688,502
							PEP2015	208,270	PEP2015	$7,666,419
W. Troy Rudd	N/A	N/A			N/A	N/A	RSU2017	15,724	RSU2017	$578,800	PEP2017	25,637	PEP2017	$943,698
Executive Vice President, Chief							RSU2016	16,043	RSU2016	$590,543
Financial Officer (PFO)							RSU2015	24,103	RSU2015	$887,231
							PEP2016	30,082	PEP2016	$1,107,318
							PEP2015	11,572	PEP2015	$425,965
Carla J. Christofferson							RSU2017	14,151	RSU2017	$520,898	PEP2017	23,074	PEP2017	$849,354
Executive Vice President,							RSU2016	17,380	RSU2016	$639,758
General Counsel							PEP2016	32,588	PEP2016	$1,199,564
Stephen M. Kadenacy	N/A	N/A			N/A	N/A		0		$0		0		$0
Former President and COO
Frederick W. Werner							RSU2017	20,965	RSU2017	$771,722	PEP2017	34,183	PEP2017	$1,258,276
Group President, DCS —							RSU2016	26,738	RSU2016	$984,226
Americas							RSU2015	24,474	RSU2015	$900,888
							PEP2016	50,134	PEP2016	$1,845,433
							PEP2015	46,283	PEP2015	$1,703,677
Randall A. Wotring	N/A	N/A			N/A	N/A	RSU2017	18,868	RSU2017	$694,531	PEP2017	30,765	PEP2017	$1,132,460
Chief Operating Officer							RSU2016	17,380	RSU2016	$639,758
							RSU2015	16,045	RSU2015	$590,616
							PEP2016	32,588	PEP2016	$1,199,564
							PEP2015	30,084	PEP2015	$1,107,392

(1)
This column represents the number of RSU2017, RSU2016, RSU2015, PEP2016 and PEP2015 awards that were not vested as of September 30, 2017. PEP2016 and PEP2015 payment is contingent on continuous employment by the NEOs through December 15, 2018, and December 15, 2017, respectively. The number of PEP units is based on estimated performance of 125% for PEP2015 and 125% for PEP2016.

(2)
This column represents the number of RSU2017, RSU2016, RSU2015, PEP2016 and PEP2015 awards that were not vested as of September 30, 2017, multiplied by the September 29, 2017, common stock price of $36.81 per share.

(3)
This column represents the number of PEP2017 units that were not vested as of September 30, 2017. The number of PEP units is based on estimated performance of 108.7% for PEP2017 (based on 134.8% for PEP2017 Year 1 financial performance, assumed 100% for PEP2017 Year 2 financial performance, assumed 100% for PEP2017 Year 3 financial performance, and assumed 100% for PEP2017 relative TSR performance) as of September 30, 2017.

(4)
This column represents the number of PEP2017 units that were not vested as of September 30, 2017, adjusted for the estimated PEP performance in the prior column, multiplied by the September 29, 2017, common stock price of $36.81 per share.

(5)
This reflects the special performance stock option award granted on March 5, 2014, in connection with Mr. Burke's appointment to the position of Chief Executive Officer. The award will vest on the fifth anniversary of the grant date subject to continued employment and achievement of certain stock price performance goals. The award becomes eligible to vest the first time the trailing 20-day average closing price of AECOM's common stock equals or exceeds the following stock price performance hurdles:

Stock Price Hurdle (equals or exceeds)	% Eligible to Vest	Tranches Achieved

Exercise Price plus $2.50 or $34.12	10%	Yes — August 1, 2014

Exercise Price plus $5.00 or $36.62	20%	Yes — September 4, 2014

Exercise Price plus $7.50 or $39.12	30%	TBD

Exercise Price plus $10.00 or $41.62	40%	TBD

Exercise Price plus $12.50 or $44.12	50%	TBD

Exercise Price plus $15.00 or $46.62	60%	TBD

Exercise Price plus $17.50 or $49.12	70%	TBD

Exercise Price plus $20.00 or $51.62	80%	TBD

Exercise Price plus $22.50 or $54.12	90%	TBD

Exercise Price plus $25.00 or $56.62	100%	TBD

The following table below provides information on the vesting schedules associated with the outstanding long-term incentive equity awards listed above:

Award Type	Expiration Date	Vesting Schedule

Option	3/5/2024	Five-year cliff vesting (100%) on the fifth anniversary of the grant date subject to continued employment and achievement of certain stock price performance goals.

Option	12/8/2017	These options were entirely exercised on October 5, 2017.

RSU2017	—	The RSU cliff vest 100% on December 15, 2019.

RSU2016	—	The RSU cliff vest 100% on December 15, 2018.

RSU2015	—	The RSU cliff vest 100% on December 15, 2017.

RSU2015-MSB	—	The RSU vest 1/3 on the anniversary of the grant date beginning November 19, 2017, and ending November 19, 2019.

PEP2017	—	The PEP cliff vest 100% on December 15, 2019, subject to satisfaction of performance conditions.

PEP2016	—	The PEP cliff vest 100% on December 15, 2018, subject to satisfaction of performance conditions.

PEP2015	—	The PEP cliff vest 100% on December 15, 2017, subject to satisfaction of performance conditions.

Option Exercises and Stock Vested for Fiscal Year 2017

The following table sets forth information with respect to options exercised by and stock awards vested that were held by the NEOs during fiscal year ended September 30, 2017.

	Option Awards		Stock Awards

Name and Principal Position	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)

Michael S. Burke	58,140	$380,817	273,446	$10,434,699
Chairman of the Board and CEO (PEO)
W. Troy Rudd	—	—	17,970	$685,735
Executive Vice President, Chief Financial Officer (PFO)
Carla J. Christofferson	—	—	17,048	$630,094
Executive Vice President, General Counsel
Stephen M. Kadenacy	—	—	231,111	$7,918,753
Former President and COO
Frederick W. Werner	9,000	$97,140	94,072	$3,589,788
Group President, Design & Consulting Services — Americas
Randall A. Wotring	—	—	20,056	$765,337
Chief Operating Officer

(1)
The values in this column generally reflect amounts vested from PEP2014 and RSU2014 awards granted on November 20, 2013. The value of the PEP2014 units is based on units earned at 200% of target and the December 15, 2016, common stock price of $38.16. The value of the RSU2014 units is based on the December 15, 2016, common stock price of $38.16. For Ms. Christofferson, however, the value of the shares reflect the vesting of her sign-on RSU2015 units which is based on the March 2, 2017, common stock price of $36.96. For Mr. Kadenacy, the value in this column also reflects amounts from accelerated vesting and payment on June 30, 2017 of restricted stock units and PEP awards granted in fiscal years 2015 and 2016. See "SEPARATION AND RELEASE AGREEMENT WITH STEPHEN M. KADENACY" for additional information. The value of these units is based on the June 30, 2017, common stock price of $32.33. Breakout of the total number of shares acquired on vesting and the value realized on vesting is as follows:

	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

RSU2014/PEP2014	76,661	$2,925,384

RSU2015/PEP2015	86,935	$2,810,609

RSU2016/PEP2016	67,515	$2,182,760

Pension Benefits for Fiscal Year 2017

As of October 9, 2009, AECOM froze all future benefit accruals under the AECOM Pension Plan, AECOM Management Supplemental Executive Retirement Plan, and the 1992 AECOM Supplemental Executive Retirement Plan.

AECOM Pension Plan ("Pension Plan"). The Pension Plan is a U.S. defined benefit plan that was adopted in September 1990. Participation in the Pension Plan was closed to new entrants effective April 1, 1998.

AECOM Management Supplemental Executive Retirement Plan ("MSERP"). The Company amended the Pension Plan, effective July 1, 1998, to provide that certain participants, including NEOs, earning benefits under the Pension Plan would instead earn identical benefits under the MSERP, but on an unfunded basis.

1992 AECOM Supplemental Executive Retirement Plan ("92 SERP"). In October 1992, the Company established the 92 SERP in order to provide some of our U.S. resident executive officers with pre-retirement death benefits and retirement benefits consistent with the level provided by the previous Pension Plan formula. The 92 SERP also includes early retirement provisions at age 62 with full retirement benefits.

AECOM Excess Benefit Plan ("Excess Benefit Plan"). In July 1996, the Company established the Excess Benefit Plan for U.S. participants in the AECOM Supplemental Executive Retirement Plans in order to provide only those benefits which the Pension Plan cannot provide due to federal tax limits. Benefits from the Excess Benefit Plan are unfunded and will reduce, dollar for dollar, the pension benefit paid by the AECOM Supplemental Executive Retirement Plans.

URS Federal Services Inc. Employees Retirement Plan. In October 2014, AECOM acquired URS' Federal Services Division (the "Management Services business segment") which maintained a tax-qualified noncontributory defined benefit retirement plan under which certain Management Services business segment employees receive annual retirement benefits at the employee's normal retirement age, which is calculated based on the employee's year of birth.

The following table sets forth information with respect to the present value of the accumulated pension benefits for the NEOs during fiscal year ended September 30, 2017. Mr. Burke, Mr. Rudd and Ms. Christofferson were not eligible to participate in any of the Pension Plans.

Name and Principal Position	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)	Payments During Last FY ($)

Frederick W. Werner	Pension Plan(2)	22.5000	$240,730	$0
Group President, Design & Consulting Services — Americas	Management Supplemental Executive Retirement Plan(3)	22.5000	$321,747	$0
	1992 Supplemental Executive Retirement Plan and Excess Benefit Plan(4)	22.5000	$1,045,603	$0
Randall A. Wotring	URS Federal Services Inc. Employees	33.9167	$953,215	$0
Chief Operating Officer	Retirement Plan(5)

(1)
Present Value of Accumulated Benefits ($). Liabilities shown in this table are computed using the projected unit credit method reflecting average salary and service (where applicable) as of fiscal year 2017. The material assumptions used to determine these liabilities can be located in the notes to our consolidated financial statements found in our Annual Report Form 10-K, except we assumed no pre-retirement decrements and that retirement occurs on the respective plans' earliest unreduced retirement age (or at the end of the 2017 plan year, if later).

(2)
AECOM Pension Plan. The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and "Final Average Compensation." Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. Compensation is further limited to the applicable Internal Revenue Code section 401(a)(17) limit. The plan benefit is limited to the applicable Internal Revenue Code section 415(b) limit. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs no later than the completion of one year of service. Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. The earliest unreduced retirement age is 65. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the RSP under Internal Revenue Code Section 401(k). The plan was frozen October 9, 2009.

(3)
AECOM Management Supplemental Executive Retirement Plan. The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. Compensation is further limited to the applicable Internal Revenue Code section 401(a)(17) limit. The plan benefit is limited to the applicable Internal Revenue Code section 415(b) limit. The participant's benefit under this plan is equal to the participant's Total AECOM Pension Plan Benefit minus the benefit payable to the participant under the AECOM Pension Plan. Only employees hired before April 1, 1998 are eligible to participate in the plan.

  Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. The earliest unreduced retirement age is 65. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the RSP. The plan was frozen October 9, 2009.

(4)
AECOM Excess Benefit Plan. In July 1996, we established the Excess Plan for certain participants in the AECOM Pension Plan in order to provide those benefits which the AECOM Pension Plan and the AECOM MSERP cannot provide due to federal limits on pensionable compensation and benefits. Benefits in this plan were frozen in 2009. Benefits from the Excess Benefit Plan are unfunded. AECOM 1992 Supplemental Executive Retirement Plan (92 SERP) — In October 1992, we established the 92 SERP to provide some of our U.S. resident executive officers with pre-retirement death benefits and retirement benefits similar to the level provided by a previous AECOM Pension Plan formula. The 92 SERP requires a participant to have reached the minimum age of 55 and to have worked at AECOM for at least three years in order to receive benefits. The plan also provides full retirement benefits at age 62. Benefits from the AECOM Pension Plan, AECOM MSERP and Excess Plan offset the pension benefit paid by 92 SERP. Benefits in this plan were frozen in 2009. Benefits from the 92 SERP are unfunded. The Excess Plan and the '92 SERP are collectively called the Top Hat SERP.

(5)
URS Federal Services, Inc. Employees Retirement Plan. AECOM's Management Services business segment (formerly the Federal Services division of URS Corporation) maintains a tax-qualified noncontributory defined benefit retirement plan, under which certain eligible Management Services business segment employees receive annual retirement benefits at the employee's normal retirement age, which is calculated based on the employee's year of birth. The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and career average compensation. For purposes of the plan, compensation generally means regular base salary (including deferrals made under our 401(k) plan, Section 125 flexible benefit plan and qualified transportation fringe benefit plan), commissions and severance pay, but excludes bonus, overtime pay, incentive pay reimbursements or other expense allowances or other adjustments, fringe benefits and any other type of special or nonrecurring pay. The employees who were eligible to participate were those employees who were hired by the Management Services business segment prior to June 30, 2003, and who were not in a position covered under certain contracts or in a unit of employment covered by a collective bargaining arrangement. Participants become 100% vested in their accrued benefits upon the earlier of (i) five years of service or (ii) attainment of age 45 while employed by the Management Services business segment. A participant will receive his or her normal retirement benefit upon attainment of his or her normal retirement age, which is based upon the applicable social security retirement age (which for Mr. Wotring is approximately age 66), unless early retirement benefits are elected within 10 years of normal retirement age for a participant with at least 10 years of service at termination. A participant may postpone the receipt of his normal retirement benefit after attainment of normal retirement age if the participant continues working for the Management Services business segment. The plan was frozen effective January 31, 2016.

Executive Nonqualified Deferred Compensation for Fiscal Year 2017

The following table sets forth information with respect to activity in the AECOM Executive Deferred Compensation Plan ("EDCP") during fiscal year ended September 30, 2017. The EDCP is a non-qualified plan that enables eligible employees to defer compensation that they might otherwise have contributed to the tax-qualified RSP. Participants were allowed to defer the same elements of base salary into the EDCP as are allowed to be deferred under the RSP. The EDCP also allowed for sign-on bonuses and annual incentive bonuses to be deferred. Up to 50% of base salary and 100% of any eligible bonus may be deferred into the EDCP. The EDCP offers a fixed rate of return, which will be determined each year.

Name and Principal Position	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FY ($)(2)

W. Troy Rudd	$0	$0	$9,579	$0	$283,889
Executive Vice President, Chief Financial Officer (PFO)
Frederick W. Werner	$0	$0	$4,341	$0	$128,664
Group President, Design & Consulting Services — Americas

(1)
Earnings were calculated using the rate of 3.50% and, to the extent exceeding 120% of the Applicable Federal Rate, were included in the Nonqualified Deferred Compensation Earnings column of the "SUMMARY COMPENSATION" table.

(2)
Of these balances, the following amount was reported as an executive contribution or earnings above the Applicable Federal Rate in the Summary Compensation Table in prior year proxy statements: Mr. Rudd — $997, Mr. Werner — $114,290. The information in this footnote is provided to clarify the extent to which amounts payable as deferred compensation represent compensation reported in our prior proxy statements, rather than additional currently earned compensation.

Payments and Benefits Upon Termination or Change in Control

Payments and benefits that would be provided to each NEO in addition to those received by all employees (such as payout of 401(k) balances and paid time off) as a result of certain termination events are set forth in the table below. The amounts shown assume a qualifying termination of employment effective as of the last day of fiscal year ended September 30, 2017.

Change in Control Severance Policy for Key Executives

Pursuant to the AECOM Technology Corporation Change in Control Severance Policy for Key Executives, the NEOs in the table below will receive the following benefits in connection with a Change in Control:

  •
  Upon a Change in Control only ("single trigger"): (i) full-vesting acceleration of equity awards only if the surviving entity does not continue or substitute such awards post-closing and (ii) deemed satisfaction of PEP Award targets based on actual performance through the change in control date and conversion of the earned PEPs to unvested restricted stock units that will continue to vest based on continued employment through the time-based vesting period for the PEPs (generally through December 15 following the end of the PEP performance cycle).

  •
  Upon a termination without Cause or with Good Reason within the period that begins 90 days prior to a Change in Control and ends 24 months following a Change in Control ("double trigger"): (i) full vesting acceleration of all unvested PEP (but based on actual performance through the change in control date), stock option, restricted stock units and other equity awards; (ii) a lump sum cash severance payment equal to a multiple (two times for Chairman and CEO and 1.5 times for other NEOs) of the NEO's base salary and average bonus earned over the three years prior to the year of termination (but including only those years in which the NEO was employed as a Key Executive of the Company); (iii) a pro-rata annual bonus payment, under the annual incentive compensation plan applicable to the executive, for the year in which the double trigger occurs, based upon the number of full months between the beginning of the applicable annual performance period and the executive's last date of employment, based upon the target level of performance and payable when bonuses are otherwise payable to the Company's executives; and (iv) continued health coverage for a number of years equal to the severance multiple (i.e., two years for our Chairman/CEO and 1.5 years for other NEOs).

Additional details regarding the Company's Change in Control Severance Policy for Key Executives are provided below:

  •
  "Cause" means: (i) the commission of an act of fraud or theft against the Company; (ii) conviction (including a guilty plea or plea of nolo contendere) of any felony; (iii) conviction (including a guilty plea or plea of nolo contendere) of any misdemeanor involving moral turpitude which could, in the administrator's opinion, cause material injury to the Company; (iv) a material violation of any material Company policy; (v) willful or repeated non-performance or substandard performance of material duties to the Company that is not cured within 30 days after written notice thereof to the executive; or (vi) violation of any local, state or federal laws, rules or regulations in connection with or during performance of the executive's duties to the Company that could, in the administrator's opinion, cause material injury to the Company, that remains uncured after 30 days' notice thereof.

  •
  "Change in Control" means the consummation of the first to occur of: (i) any "person" becomes the "beneficial owner," directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then-outstanding voting securities; (ii) a change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are "incumbent directors" (those directors serving on the date the policy is adopted and any replacements approved by the Board); (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation in which the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation receive, in exchange for their voting securities of the Company in consummation of such merger or consolidation, securities possessing at least 50% of the total voting power represented by the outstanding voting securities of the surviving entity (or ultimate parent thereof) immediately after such merger or consolidation; or (iv) the sale, lease or other disposition by the Company of all or substantially all of the Company's assets.

  •
  "Good Reason" means a termination of a participant's employment with the Company by the participant, upon 90 days written notice to the Company and after giving the Company 30 days to cure (if curable), if, other than for Cause, any of the following has occurred: (i) any material reduction in the executive's base salary; (ii) a material reduction in the executive's authority, duties or responsibilities; (iii) the material breach by the Company (or any subsidiary) of any written employment agreement covering the executive; or (iv) the transfer of the executive's primary workplace by more than 50 miles from the executive's then-existing primary workplace; provided, however, that in each case, the executive resigns within 30 days after the expiration of the Company's cure period referred to above.

Michael S. Burke Letter Agreement

Pursuant to a letter agreement between the Company and Mr. Burke, in addition to Mr. Burke's participation in the Company's Change in Control Severance Policy for Key Executives, in the event that his employment is terminated (i) by the Company for any reason other than "Cause" (as defined in the policy) or his death or disability or (ii) by Mr. Burke for "Good Reason" (as defined in the policy), and such termination does not occur within the "protection period" (as defined in the policy) then, the Company will pay to Mr. Burke his accrued compensation, a pro-rata portion of the annual cash incentive award he would have received for the fiscal year in which employment terminates (based on the Company's actual performance over the entire year and the number of full months of actual service during such fiscal year), a lump-sum cash payment equal to two times the sum of his base salary plus the average annual cash incentive award he earned for the three fiscal years preceding the fiscal year in which such termination occurs, twenty-four months of COBRA coverage premiums, and additional vesting of then-outstanding equity awards as follows:

  (a)
  then-outstanding PEP awards will remain outstanding and continue to be eligible to vest in accordance with their existing terms (based on actual performance through the end of the applicable performance period);

  (b)
  the vesting of 100% of unvested time-based restricted stock units will accelerate upon termination;

  (c)
  the special long-term equity incentive award, to the extent then unvested, will be forfeited; and

  (d)
  all other outstanding equity-based compensation awards will be treated as set forth in the applicable award agreements.

In addition, in the event of a termination due to Mr. Burke's retirement, notwithstanding anything to the contrary in an award agreement, Mr. Burke will be entitled to full vesting of the then-unvested portion of any award granted in conjunction with or following his promotion to CEO, as if he had remained employed through the end of each applicable vesting period (and based on actual performance). For this purpose, the letter agreement between the Company and Mr. Burke defines retirement to include Mr. Burke's voluntary termination of employment after attaining the age of 60 or his resignation at any time if the Board determines, in its sole discretion, that an adequate succession is in place and that Mr. Burke and the Board mutually agree that his separation from service is in the best interests of AECOM.

Any and all severance payments or benefits provided under the letter agreement are contingent upon the execution of a general release.

Employment Agreement — Randall A. Wotring

In addition to Mr. Wotring's participation in the Company's Change in Control Severance Policy for Key Executives, the Company and Mr. Wotring also entered into an employment agreement on January 1, 2015 (the "Wotring Employment Agreement"). According to the terms of the Wotring Employment Agreement, if Mr. Wotring voluntarily resigns his employment for Good Reason (as defined in the Wotring Employment Agreement) or if the Company terminates Mr. Wotring's employment without Cause (as defined in the Wotring Employment Agreement), then Mr. Wotring shall be entitled to an amount equal to one times Mr. Wotring's base salary in effect immediately prior to the termination date as well as twelve months of paid COBRA coverage premiums and long-term disability and term life insurance coverage.

Separation and Release Agreement with Stephen M. Kadenacy

Stephen M. Kadenacy and the Company entered into a separation and release agreement date as of June 30, 2017 with the following terms:

  •
  A lump sum cash severance payment equal to one year of Mr. Kadenacy's base salary of $775,008, a prorated portion of Mr. Kadenacy's fiscal year annual bonus equal to $639,382 and additional consideration of $604,758.

  •
  Accelerated pro rata vesting of Mr. Kadenacy's fiscal year 2015 and fiscal year 2016 restricted stock unit and PEP awards equal to 154,450 shares of AECOM common stock (proration based on the number of months employed during the relevant vesting periods and, for PEP awards, taking into account actual Company performance relative to the applicable performance criteria through the date of separation).

  •
  A general release of claims in favor of the Company, including non-disparagement, non-competition and non-solicitation provisions.

Regular U.S. Severance Policy

Subject to the terms, conditions and limitations of the Company's U.S. severance program, regular full-time and regular part-time fixed-schedule employees are eligible for severance pay if their employment in the U.S. is terminated or their status is converted to part-time variable for reasons the Company determines, in its discretion, to be severance-qualifying under the following circumstances: lack of work, reorganization or restructuring of a unit or group, reduction in force, or elimination of job or position. Employees who are offered a comparable position with a successor, vendor, contractor, or customer or who decline a reasonable opportunity for an internal transfer are not eligible for severance. The Company retains the right to amend or terminate its severance pay plan at any time without advance notice.

Severance benefits are computed on the basis of the employee's base rate of pay, regular full-time or part-time fixed classification, most recent date of hire and regular work schedule at the time of termination, excluding all other types of compensation, such as overtime, shift differential or other salary uplifts, bonuses, commissions and incentives. NEOs are eligible for 12 weeks of base pay regardless of years of service.

Long-Term Incentive Equity

Pursuant to the terms of each of the restricted stock unit and PEP awards ("Long-Term Incentive Equity" in the tables below) held by our NEOs, upon the date of a termination of the executive's employment as a result of death or disability, all unvested restricted stock unit and PEP awards will vest in full. Disability means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Upon the date of a termination of the executive's employment as a result of Retirement, a pro rata vesting portion of then unvested restricted stock unit and PEP awards will vest. The proration will be calculated as a percentage where the denominator is the number of months in the performance cycle of the relevant award and the numerator is the number of whole months from the beginning date of the performance cycle through the date of the executive's termination.

Estimated Potential Payments

Name and Principal Position	Plan Name	Death	Disability	Early Retirement and Voluntary Termination	Retirement	Involuntary Termination for Cause	Involuntary Termination Without Cause	Involuntary Termination Upon Change of Control(1)

Michael S. Burke	Long-Term Incentive(3)	$46,284,737	$46,284,737	$46,284,737	$46,284,737	$0	$43,454,414	$46,284,737
Chairman and CEO	Severance Payment	$0	$0	$0	$0	$0	$8,276,451	$8,276,451
(PEO)	Health and Welfare Benefit Continuation	$0	$0	$0	$0	$0	$76,952	$76,952
W. Troy Rudd	Long-Term Incentive(3)	$4,467,517	$4,467,517	$0	$0	$0	$0	$4,467,517
Executive Vice	Severance Payment	$0	$0	$0	$0	$0	$138,462	$1,740,000
President, Chief Financial Officer (PFO)	Health and Welfare Benefit Continuation	$0	$0	$0	$0	$0	$0	$29,252
Carla J. Christofferson	Long-Term Incentive(3)	$3,150,163	$3,150,163	$0	$0	$0	$0	$3,150,163
Executive Vice	Severance Payment	$0	$0	$0	$0	$0	$138,462	$1,762,500
President, General Counsel	Health and Welfare Benefit Continuation	$0	$0	$0	$0	$0	$0	$29,252
Frederick W. Werner	Pension Plan(3)	$118,609	$232,565	$232,565	$240,730	$232,565	$232,565	$232,565
Group President,	MSERP(3)	$158,535	$310,806	$310,806	$321,747	$310,806	$310,806	$310,806
Design and	92 SERP(3)	$1,098,883	$1,098,883	$0	$1,098,883	$0	$1,098,883	$1,098,883
Consulting Services —	Long-Term Incentive(2)	$7,376,215	$7,376,215	$0	$4,303,221	$0	$0	$7,376,215
Americas	Severance Payment	$0	$0	$0	$0	$0	$155,769	$1,730,000
	Health and Welfare Benefit Continuation	$0	$0	$0	$0	$0	$0	$29,252
Randall A. Wotring	URS Federal Services, Inc.	$481,394	$976,860	$976,860	$953,215	$976,860	$976,860	$976,860
Chief Operating	Employees Retirement Plan(4)
Officer	Long-Term Incentive(3)	$5,285,090	$5,285,090	$0	$2,927,806	$0	$0	$5,285,090
	Severance Payment	$0	$0	$0	$0	$0	$740,000	$2,960,000
	Health and Welfare Benefit Continuation	$0	$0	$0	$0	$0	$21,680	$21,909

(1)
Under the Change in Control Severance Policy in the event that any benefit payable constitutes a "parachute payment" within the meaning of Internal Revenue Code Section 280G and would be subject to excise tax imposed by Section 4999 of the Internal Revenue Code, then payments shall be provided either in full or reduced to an amount in which no portion of the benefits would be subject to excise tax, whichever provides the greatest after-tax benefit. The amounts in the table represent the benefits without consideration of reduction to avoid excise tax and based on assumption of a double-trigger event.

(2)
This row includes the payment of all outstanding RSU2017, RSU2016, RSU2015, PEP2017, PEP2016, PEP2015, and Performance Stock Option awards upon Retirement, Death and Total and Permanent Disability as applicable for each individual. All calculations in this row are based on the AECOM common stock closing price as of September 29, 2017, which was $38.16 per share.

(3)
Present Value of Accumulated Benefits ($). Liabilities shown in this table are computed using the same material assumptions used to determine the analogous liabilities located in the notes to our consolidated financial statements found elsewhere in this registration statement, except that the values provided are the values had the participant terminated and received immediate benefits as of September 30, 2017. Additionally, the values provided above for the AECOM 1992 Supplement Executive Retirement Plan and Excess Benefit Plan have been calculated using the Plan's lump sum basis, which is a 2.84% interest rate and the GAM83 mortality table for distributions made during the plan year beginning October 1, 2017. The interest rate of 2.84% is determined as the yield on the October 1, 2017 10-year US Treasury Note of 2.34% plus 50 basis points.

Directors' Compensation for Fiscal Year 2017

The following table sets forth information with respect to the compensation that certain members of the AECOM Board received in fiscal year 2017. Mr. Burke and Mr. Tishman are employees and did not receive separate compensation for Board member activities. Generally, the annual aggregate dollar value of equity-based and cash compensation granted under our Amended and Restated 2016 Stock Incentive Plan or otherwise to any non-employee director may not exceed $600,000.

All non-employee directors are paid a retainer of $100,000 per year. In addition, these non-employee directors receive the following retainers for their service on the Board:

  •
  Lead Director — Annual retainer of $35,000

  •
  Chair of the Audit Committee — Annual retainer of $25,000

  •
  Chair of the Compensation/Organization Committee — Annual retainer of $25,000

  •
  Chair of the Other Committees — Annual retainer of $20,000

  •
  Members of the Audit Committee — Annual retainer of $12,000

  •
  Members of the Other Committees — Annual retainer of $9,500

  •
  Board/Committee Meeting Fees — $1,500 or $1,000 for each meeting attended in-person or by telephone, respectively, is paid when the number of meetings during the year has exceeded five (5) for the Board or each Committee

Each non-employee director also receives a $1,000 fee per day, plus reimbursement for travel for attendance at other qualifying Board-related functions in his or her capacity as a Director.

Each non-employee director receives an annual long-term equity award of $160,000 composed 100% of time-vested restricted stock units. Each non-employee director who joins our Board receives an annual long-term equity award pro-rated for the number of quarters he or she serves. In November 2016, upon review and recommendation of Exequity, the Board approved a resolution increasing the annual long-term equity award for each non-employee director to $160,000. In November 2017, Exequity presented a report to the Compensation/Organization Committee concluding that the the total compensation for non-employee directors approximated the median of our compensation peer group and the broader market (S&P 500).

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total($)

James H. Fordyce	$169,500	$160,025	$0	$6,735	$10,000	$346,260
Senator William H. Frist	$121,500	$160,025	$0	$373	$0	$281,898
Linda Griego	$129,500	$160,025	$0	$0	$8,000	$297,525
David W. Joos	$121,500	$160,025	$0	$4,402	$0	$285,927
Dr. Robert J. Routs	$129,500	$160,025	$0	$0	$0	$289,525
Clarence T. Schmitz	$134,500	$160,025	$0	$0	$8,450	$302,975
Douglas W. Stotlar	$121,500	$160,025	$0	$0	$10,000	$291,525
General Janet C. Wolfenbarger	$111,875	$160,025	$0	$0	$0	$271,900

(1)
These amounts include annual retainer fees and any Board and Committee meeting fees earned in fiscal year 2017.

(2)
All of these restricted stock units will become 100% vested and be settled, in shares of AECOM stock, on the earlier of the first anniversary of the grant date or the date of the Corporation's 2018 Annual Meeting.

(3)
Reflects earnings on EDCP deferrals above 120% of the Applicable Federal Rate (AFR).

(4)
The amounts for non-employee Directors include Company matching contributions to charitable organizations for Ms. Griego, and Messrs. Fordyce, Schmitz, and Stotlar.

  The directors had the following number of unvested restricted stock units outstanding as of September 30, 2017:

Director	Unvested Restricted Stock Units	Additional Unvested Restricted Stock Units	Options Outstanding

James H. Fordyce	4,229	—	5,160
Senator William H. Frist	4,229	—	—
Linda Griego	4,229	—	5,160
David W. Joos	4,229	—	—
Dr. Robert J. Routs	4,229	—	6,468
Clarence T. Schmitz	4,229	—	—
Douglas W. Stotlar	4,229	—	—
General Janet C. Wolfenbarger, USAF Retired	4,229	—	—

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation/Organization Committee of our Board were James H. Fordyce (Chair), Linda Griego, Dr. Robert J. Routs and Clarence T. Schmitz. None of the members of the Compensation/Organization Committee of our Board during fiscal year 2017 were or currently are a current or former officer or employee of the Company, or have had any relationships requiring disclosure under Item 404(a) of Regulation S-K. No executive officer of the Company serves or served during fiscal year 2017 as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving on our Compensation/Organization Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee's responsibilities include appointing the Company's independent registered public accounting firm, pre-approving audit and non-audit services provided by the firm and assisting the Board in providing oversight to the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee meets with the Company's independent registered public accounting firm, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters.

In connection with its oversight responsibilities related to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K, the Audit Committee met with management and Ernst & Young LLP, the Company's independent registered public accounting firm, and reviewed and discussed with them the audited consolidated financial statements. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees, as modified or supplemented. The Audit Committee also discussed with the Company's independent registered public accounting firm the overall scope and plans for the annual audit, the results of their examinations, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required in Rule 3526 of the Public Company Accounting Oversight Board, and the Audit Committee discussed with the independent registered public accounting firm that firm's independence. In addition, the Audit Committee has considered whether the independent registered public accounting firm's provision of non-audit services to the Company and its affiliates is compatible with the firm's independence.

The Audit Committee met with representatives of management, the internal auditors, legal counsel and the independent registered public accounting firm on a regular basis throughout the year to discuss the progress of management's testing and evaluation of the Company's system of internal control over financial reporting in response to the applicable requirements of the Sarbanes-Oxley Act of 2002 and related U.S. Securities and Exchange Commission regulations. At the conclusion of this process, the Audit Committee received from management its assessment and report on the effectiveness of the Company's internal controls over financial reporting. In addition, the Audit Committee received from Ernst & Young LLP its attestation report on the Company's internal control over financial reporting. These assessments and reports are as of September 30, 2017. The Audit Committee reviewed and discussed the results of management's assessment and Ernst & Young LLP's attestation.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2017, for filing with the U.S. Securities and Exchange Commission. The Audit Committee also approved the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2018, and recommended that the Board submit this appointment to the Company's stockholders for ratification at the 2018 Annual Meeting.

Respectfully submitted,
Clarence T. Schmitz, Chairman Senator William H. Frist David W. Joos Douglas W. Stotlar

AUDIT FEES

Independent Registered Public Accounting Firm and Fees

The following table summarizes the fees for professional audit services provided by Ernst & Young LLP for the audit of the Company's annual consolidated financial statements for the fiscal years ended September 30, 2017, and September 30, 2016, as well as fees billed for all other services provided by Ernst & Young LLP during those same periods:

(in millions)	2017	2016

Audit Fees	$9.6	$10.6
Audit Related Fees	0.8	0.6
Tax Fees	1.7	3.0

Total	$12.1	$14.2

Audit Fees.    The fees identified under this caption were for professional services rendered by Ernst & Young LLP for fiscal years 2017 and 2016 in connection with the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q. The amounts also include fees for services that are normally provided by the independent public registered accounting firm in connection with statutory and regulatory filings and engagements for the years identified.

Audit-Related Fees.    The fees identified under this caption were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption "Audit Fees." This category may include fees related to the performance of audits and attestation services not required by statute or regulations, due-diligence activities related to acquisitions, contractor's license compliance procedures and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

Tax Fees.    The fees identified under this caption were for tax compliance of $0.8 million, tax planning, tax advice and corporate tax services. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. and international tax matters, assistance with foreign income and withholding tax matters, assistance with sales tax, value-added tax and equivalent tax-related matters in local jurisdictions, preparation of reports to comply with local tax authority transfer pricing documentation requirements and assistance with tax audits.

Approval Policy.    Except for requests for preapproval made between Audit Committee meetings, the Company's Audit Committee approves in advance all services provided by our independent registered public accounting firm. The Chair of our Audit Committee approves in advance all services requested between Audit Committee meetings. All such interim approvals are reported to and approved by the full Audit Committee at the next meeting. All engagements of our independent registered public accounting firm in fiscal years 2017 and 2016 were pre-approved by the Audit Committee or Chair of the Audit Committee in accordance with this policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of January 3, 2018, by:

  •
  Each person or group of affiliated persons who we know beneficially owns more than 5% of our common stock;

  •
  Each of our directors and nominees;

  •
  Each of our NEOs; and

  •
  All of our directors and executive officers as a group.

Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws. The table includes the number of shares underlying options and warrants that are exercisable within, and the number of shares of restricted stock units that settle within 60 days from January 3, 2018.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(%)(2)

FMR LLC(3)	22,964,739	14.44%
82 Devonshire Street
Boston, MA 02109
Blackrock Inc.(4)	12,201,791	7.67%
55 East 52nd Street
New York, NY 10022
The Vanguard Group(5)	11,799,865	7.42%
100 Vanguard Boulevard
Malvern, PA 19355
PRIMECAP Management Company(6)	8,178,350	5.14%
171 E. Colorado Blvd., 11th Floor
Pasadena, CA 91105
Michael S. Burke(7)	342,659	*
James H. Fordyce(8)	143,170	*
Senator William H. Frist(8)	41,852	*
Linda Griego(9)	37,564	*
David W. Joos(8)	30,926	*
Dr. Robert J. Routs(8)	21,825	*
Clarence T. Schmitz(8)	23,399	*
Douglas W. Stotlar(8)	44,593	*
Daniel R. Tishman(10)	144,277	*
General Janet C. Wolfenbarger, USAF Retired(8)	12,252	*
W. Troy Rudd(11)	21,439	*
Carla J. Christofferson(12)	1,868	*
Stephen M. Kadenacy	0	*
Frederick W. Werner(13)	107,264	*
Randall A. Wotring(14)	88,407	*
All directors and executive officers as a group (21 persons)	1,170,869	0.74%

*
Indicates less than one percent.

(1)
Unless otherwise indicated, the address of each person in this table is c/o AECOM, 1999 Avenue of the Stars, Suite 2600, Los Angeles, California 90067, Attention: Corporate Secretary.

(2)
Calculated pursuant to Rule 13d-3(d) under the Exchange Act. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of January 3, 2018, are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(3)
Based solely on the information set forth in a Schedule 13G/A filed by FMR LLC with the SEC on February 14, 2017. Based on such filing, FMR LLC has sole power to vote or to direct the vote with respect to 939,498 shares and sole power to dispose or to direct the disposition of 22,964,739 shares.

(4)
Based solely on the information set forth in a Schedule 13G/A filed by Blackrock Inc. with the SEC on January 19, 2017. Based on such filing, Blackrock Inc. has sole power to vote or to direct the vote with respect to 11,650,171 shares and sole power to dispose or to direct the disposition of 12,201,791 shares.

(5)
Based solely on the information set forth in a Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2017. Based on such filing, The Vanguard Group has sole power to vote or to direct the vote with respect to 91,681 shares, shared power to vote or to direct the vote with respect to 16,879 shares, sole power to dispose or to direct the disposition of 11,699,937 shares, and shared power to dispose or to direct the disposition of 99,928 shares.

(6)
Based solely on the information set forth in a Schedule 13G/A filed by PRIMECAP Management Company with the SEC on March 6, 2017. Based on such filing, PRIMECAP Management has sole power to vote or to direct the vote with respect to 4,410,900 shares, sole power to dispose or to direct the disposition of 8,178,350 shares.

(7)
Common stock includes 38,910 shares held in the Company's RSP.

(8)
Common stock includes 4,229 shares that will be acquired as settlement of restricted stock units prior to March 4, 2018.

(9)
Common stock includes 5,160 shares subject to options exercisable prior to March 4, 2018, and 4,229 shares that will be acquired as settlement of restricted stock units prior to March 4, 2018.

(10)
Common stock includes 182 shares held in the Company's RSP.

(11)
Common stock includes 689 shares held in the Company's RSP.

(12)
Common stock includes 238 shares held in the Company's RSP.

(13)
Common stock includes 65,933 shares held in the Company's RSP.

(14)
Common stock includes 238 shares held in the Company's RSP.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors, executive officers and persons who beneficially own more than 10% of our common stock, and any other person subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These Section 16 reporting persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16 forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from Section 16 reporting persons, we believe that during our fiscal year ended September 30, 2017, all Section 16 reporting persons complied with all applicable filing requirements.

Stockholders Sharing the Same Address

Stockholders who have more than one account holding AECOM stock but who share the same address may request to receive only a single set of annual meeting materials. Such requests should be submitted in writing to AECOM, 1999 Avenue of the Stars, Suite 2600, Los Angeles, California 90067, Attention: Corporate Secretary; online through the Information Request page in the "Investors" section of our website: www.aecom.com; or by calling Investor Relations at (212) 973-2982, and we will promptly make the changes that you have requested. Stockholders who choose to receive only one copy of the annual meeting materials will continue to have access to and utilize separate proxy voting instructions.

If you want to receive a paper proxy or voting instruction form, or other proxy materials for purposes of the 2018 Annual Meeting, follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you.

Annual Report on Form 10-K

Printed copies of our most recent Annual Report on Form 10-K (including our financial statements) are available upon request without charge by calling Investor Relations at (212) 973-2982; writing to AECOM, 1999 Avenue of the Stars, Suite 2600, Los Angeles, California 90067, Attention: Corporate Secretary; or soft copies may be obtained from the Investor section of www.aecom.com.

Stockholder Proposals

2019 Annual Meeting Proposals:

Stockholders who wish to have proposals considered for inclusion in the Proxy Statement and form of proxy for our 2019 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our Corporate Secretary at the address first set forth on the first page of this Proxy Statement no later than September 20, 2018. Any proposal should be addressed to our Corporate Secretary and may be included in next year's proxy materials only if such proposal complies with our Bylaws and the rules and regulations promulgated by the Securities and Exchange Commission. Nothing in this section shall be deemed to require us to include in our Proxy Statement or our proxy relating to any annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

In addition, the Company's Bylaws require that the Company be given advance written notice of nominations for election to the Board and other matters that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy materials in accordance with Rule 14a-8(e) under the Exchange Act). The Corporate Secretary must receive such notice not later than November 30, 2018, and no earlier than October 31, 2018, for matters to be presented at the 2019 Annual Meeting of Stockholders. However, in the event that the date of the 2019 Annual Meeting of Stockholders is held before January 29, 2019, or after March 30, 2019, for notice by the stockholder to be timely it must be received no more than 120 days prior to the date of the 2019 Annual Meeting of Stockholders and not less than the later of the close of business (a) 90 days prior to the date of the 2019 Annual Meeting of Stockholders and (b) the 10th day following the day on which public announcement of such meeting was first made by the Company. If timely notice is not received by the Company, then the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination.

On November 15, 2017, the Board implemented proxy access, which allows a stockholder or group of up to 20 stockholders owning in the aggregate 3% or more of the Company's outstanding common stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors in office or two nominees, whichever is greater, provided the stockholder(s) and nominee(s) satisfy the requirements in the Company's Bylaws. If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in the Company's proxy statement for the 2019 Annual Meeting of Stockholders, the Corporate Secretary must receive proper written notice of the nomination no later than the close of business on October 31 , 2018, and no earlier than October 1, 2018, and the nomination must otherwise comply with our Bylaws. However, in the event that the date of the 2019 Annual Meeting of Stockholders is held before January 29, 2019, or after March 30, 2019, for notice by the stockholder(s) to be timely it must be received no more than 150 days prior to the date of the 2019 Annual Meeting of Stockholders and not less than the later of the close of business (a) 120 days prior to the date of the 2019 Annual Meeting of Stockholders and (b) the 10th day following the day on which public announcement of such meeting was first made by the Company.

Incorporation by Reference

In our filings with the Securities and Exchange Commission, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the Securities and Exchange Commission, information that should be considered as part of the filing that you are reading. Our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on November 14, 2017, is incorporated by reference herein. Printed copies of our most recent Annual Report on Form 10-K and other reports incorporated herein by reference are available upon request without charge by calling Investor Relations at (212) 973-2982; writing to AECOM, 1999 Avenue of the Stars, Suite 2600, Los Angeles, California 90067, Attention: Corporate Secretary; or requesting online through the Information Request page in the "Investors" section of our website: www.aecom.com. Such materials will be provided by first class mail or other equally prompt means. Based on Securities and Exchange Commission regulations, the reports of the Compensation/Organization Committee and Audit Committee, included above, are not specifically incorporated by reference into any other filings that we make with the Securities and Exchange Commission. This Proxy Statement is sent to you as part of the proxy materials for the 2018 Annual Meeting. You may not consider this Proxy Statement as material for soliciting the purchase or sale of our common stock.

Other Matters

Our Board knows of no other matters that will be presented for consideration at the 2018 Annual Meeting. If any other matters are properly brought before the 2018 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to vote promptly by either electronically submitting a proxy or voting instruction card over the Internet, by telephone, or by delivering to us or your broker a signed and dated proxy card.

By order of the Board of Directors,

Christina Ching
Corporate Secretary

Los Angeles, California
January 18, 2018

ANNEX A

Reconciliation of Non-GAAP Items

Our proxy contains financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"). In particular, the Company believes that non-GAAP financial measures such as adjusted net income and free cash flow per share provide a meaningful perspective on its business results as the Company utilizes this information to evaluate and manage the business. We use adjusted net income to exclude the impact of prior acquisitions and dispositions. We use free cash flow to represent the cash generated after capital expenditures to maintain our business. Our non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial information determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Reconciliation of EPS for PEP 2017

Twelve Months Ended Sept 30, 2017
Net income attributable to AECOM — per diluted average share	$2.13
Per adjusted diluted share adjustments
Non-core operating losses	0.06
Acquisition and integration expenses	0.24
Amortization of intangible assets	0.71
Financing charges in interest expense	0.11
Tax effect of above adjustments	(0.25)
Favorable resolution of acquisition-related project and legal matters, net of tax	(0.13)
Other[1]	(0.04)
Amortization of intangible assets included in NCI, net of tax	(0.06)

Adjusted net income attributable to AECOM — per diluted average share*	$2.77

*
Reduced from $2.94 to comply with EPS as defined for the PEP 2017 compensation calculation.

Reconciliation of EPS for PEP 2016

Twelve Months Ended Sept 30, 2016
Net income attributable to AECOM — per diluted average share	$0.62
Per adjusted diluted share adjustments
Acquisition and integration expenses	1.37
Amortization of intangible assets	1.44
Financing charges in interest expense	0.20
Unplanned disposition of business	0.16
Tax effect of above adjustments	(1.00)
Favorable resolution of acquisition-related project and legal matters, net of tax	(0.24)
Amortization of intangible assets included in NCI, net of tax	(0.10)

Adjusted net income attributable to AECOM — per diluted average share**	$2.45

**
Reduced from $3.00 to comply with EPS as defined for the PEP 2016 compensation calculation.

Reconciliation of EPS for PEP 2015

Twelve Months Ended Sept 30, 2015
Net loss attributable to AECOM — per diluted average share	$(1.04)
Per adjusted diluted share adjustments
Acquisition and integration expenses	1.89
Amortization of intangible assets	1.84
Financing charges in interest expense	0.39

Adjusted net income attributable to AECOM — per diluted average share***	$3.08

***
Basic and dilutive GAAP EPS calculations use the same share count in the event of a net loss to avoid any antidilutive effect; however, the adjusted EPS includes the dilutive shares excluded in the GAAP EPS.

Reconciliation of Net Income per the Executive Incentive Plan For Fiscal Year 2017
(in millions)

Twelve Months Ended Sept 30, 2017
Net income attributable to AECOM — per diluted average share	$339.4
Adjustments
Non-core operating losses and loss (gain) on disposal activities	8.8
Acquisition and integration expenses	38.7
Amortization of intangible assets	113.6
Financing charges in interest expense	17.5
Tax effect of above adjustments	(41.3)
Favorable resolution of acquisition-related project and legal matters, net of tax	(21.0)
Other±	(5.9)
Amortization of intangible assets included in NCI, net of tax	(9.5)

Adjusted net income attributable to AECOM	$440.3

Reconciliation of Free Cash Flow per Share for PEP 2017
(in millions, except per share data)

Twelve Months Ended Sept 30, 2017
Net cash provided by operating activities	$696.7
Adjustments
Payments for capital expenditures	(86.4)
Proceeds from disposals of property and equipment	7.9
Outflow related to resolution of acquisition-related project and legal matters	65.0
Other*	(3.5)

Free cash flow	$679.7

Diluted weighted average shares	159.1

Free cash flow per share	$4.27

Reconciliation of Operating Cash Flow for PEP 2017
(in millions)

Twelve Months Ended Sept 30, 2017
Net cash provided by operating activities	$696.7
Adjustments
Outflow related to resolution of acquisition-related project and legal matters	65.0
Other*	(3.5)

Operating cash flow	$758.2

*
Includes various items that individually were immaterial.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on February 28, 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/ACM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all of the listed director nominees; FOR Proposals 2 and 3; and AGAINST Proposal 4. + 1. To elect the following directors: For Withhold For Withhold For Withhold 01 - Michael S. Burke 02 - James H. Fordyce 03 - Senator William H. Frist 04 - Linda Griego 05 - Dr. Robert J. Routs 06 - Clarence T. Schmitz 09 - General Janet C. Wolfenbarger 07 - Douglas W. Stotlar 08 - Daniel R. Tishman For Against Abstain ForAgainst Abstain 2. Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018. 4. Stockholder proposal regarding a special stockholder meeting. 3. Advisory vote to approve the Company’s executive compensation. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 5 7 9 6 1 1 02QLJC MMMMMMMMM B A Annual Meeting Proxy / Voting Instruction Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Revocable Proxy — AECOM + ANNUAL MEETING OF STOCKHOLDERS – FEBRUARY 28, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Christina Ching and Carla J. Christofferson, and each of them, as proxies for the undersigned with full power of substitution to act and vote, as directed, all shares of common stock of AECOM held of record by the undersigned at the close of business on January 3, 2018, at the Annual Meeting of Stockholders to be held on February 28, 2018 at 8:00 A.M. (local time) at 1999 Avenue of the Stars, Los Angeles, CA 90067. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary, by executing and delivering to the Corporate Secretary a duly executed proxy bearing a later date or by appearing at the Annual Meeting of Stockholders and voting in person. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Annual Report on Form 10-K are available on the Internet at www.envisionreports.com/ACM. Non-Voting Items Change of Address — Please print new address below. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C